[GRAPHIC]

                                                 Annual Report December 31, 2001

Oppenheimer
Bond Fund

                                                     [LOGO] OppenheimerFunds (R)

REPORT HIGHLIGHTS

Fund Objective
Oppenheimer Bond Fund seeks a high level of current income by investing mainly in debt instruments.

CONTENTS

1    Letter to
     Shareholders

3    An Interview
     with Your Fund's
     Managers

7    Fund Performance

12   Financial
     Statements

44   Independent
     Auditors' Report

45   Federal
     Income Tax
     Information

46   Officers and Trustees

Average Annual Total Returns*
             For the 1-Year Period
             Ended 12/31/01
             Without       With
             Sales Chg.    Sales Chg.
-------------------------------------
Class A      7.05%              1.96%
-------------------------------------
Class B      6.14               1.17
-------------------------------------
Class C      6.14               5.15
-------------------------------------
Class N      3.18               2.21
-------------------------------------
Class Y      7.30
-------------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 11 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Bond Fund

[PHOTO]
John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.

2001 marked a year of unprecedented volatility, uncertainty and change. At OppenheimerFunds, we understand that these are challenging times. To look ahead, we must learn to reflect on this unimaginable past year.

   For the first time in a decade, the U.S. economy slipped into a recession. Sharply reduced corporate capital spending and weakened consumer confidence contributed to the slowdown. A key factor to remember is that the recession is a natural part of the economic cycle and follows one of the longest growth periods in U.S. history. In many ways, we are on the road to recovery. Apart from the monetary and fiscal stimuli the government and the Federal Reserve Bank have provided, the markets have refocused on the importance of company fundamentals across all industries.

   A word of caution remains. As Alan Greenspan and the Federal Reserve observed--while the U.S. economy shows tentative signs of rebounding from its current recession, it still faces risks in the near term.

   The tragedy of September 11 brought great uncertainty to our lives. Yet "America is successful because of the hard work and creativity and enterprise of our people," declared President George W. Bush. "These were the strengths of our economy before September 11, and they are our strengths today."

   While the volatility of the economy may be beyond anyone's control, there are steps you can take during these challenging times to help protect your investments. Most importantly, work closely with your financial advisor. Your advisor can help maintain balance in your portfolio, while ensuring that your investments have a long-term purpose and address your goals. Diversifying your portfolio across many sectors of the market helps manage risk and provides the potential for rewards. You should also maintain an appropriate level of awareness about your funds.

                           1 | OPPENHEIMER BOND FUND

LETTER TO SHAREHOLDERS


   Fund communications, including this report, can help you better understand the objectives, strategies and performance of your fund. To supplement these communications, we encourage you to use our website, www.oppenheimerfunds.com, for timely fund information.

   We look forward to 2002. It will be a year full of new challenges. At OppenheimerFunds we pledge to provide you with the seasoned management expertise and experience that should help pave the way for a brighter future. Our vision is clear and focused--we are well positioned for the future and hold a commitment to you, our shareholders, that we shall always keep your long-term interests in mind.

   In the face of adversity, we stood strong and proud. And despite the challenges, we have come together as never before with a greater sense of strength and resolve.

   We thank you for your continued support and confidence. The letters many of you sent to us concerning September 11 were a source of inspiration for all of us at OppenheimerFunds. We hope you can see the strength and spirit that has led, and continues to lead, OppenheimerFunds towards a bright future. We look forward to sharing with you the strength, expertise and resolve that makes OppenheimerFunds, The Right Way to Invest.

   Best wishes for 2002!




Sincerely,


/s/ James C. Swain         /s/ John V. Murphy


James C. Swain             John V. Murphy
Chairman                   Chairman, President and Chief
                           Executive Officer
January 23, 2002           January 23, 2002


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                           2 | OPPENHEIMER BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[PHOTO]
Portfolio Management Team (l to r)
David Negri
John Kowalik

Q How did Oppenheimer Bond Fund perform during the year that ended December 31, 2001?

In terms of its primary objective, high current income, the Fund had a good year; it was among the highest yielding funds in its peer group. We are disappointed, however, with its relative total return, which was below average. The underperformance can be attributed primarily to price weakness among mortgage-backed securities and unanticipated problems with one corporate bond held in the Fund's portfolio.

Q How did you generate the relatively high current income?

For the past several years, we have structured the portfolio with a combination of "spread" products and Treasury futures. Spread products are the corporate, mortgage and asset-backed securities whose yields are measured relative to those of Treasuries. The difference or gap between the yield of one of these bonds and a similar-maturity Treasury issue is known as the "spread," and spreads have been quite large in recent years. Of course, in the fixed income universe, such yield advantage generally comes at the expense of price. To offset this risk of price depreciation, we have used Treasury futures, as prices in this market have generally improved in the past year or so.

   This is due in part to the Federal Reserve, which reduced short-term interest rates dramatically this year from 6.5% to 1.75%. As short-term yields fell, prices for short-term Treasuries rose. Yields on longer term Treasuries also fell, though not as radically. Cautious investors seeking the highest quality securities boosted demand for Treasuries, especially after September 11, while the U.S. Treasury's decisions to buyback or no longer issue long-term securities reduced the supply.

   The Fed's interest rate cuts also were a boon to investment-grade corporate bonds. Investors anticipated that lower rates might spur a rebound in economic activity and corporate

                           3 | OPPENHEIMER BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Our clear and consistent focus on spread products made the Fund one of the highest yielding in its peer group during 2001.

profits, so they were more willing to invest in corporate bonds. With the rise in demand, prices for corporate bonds were fairly stable. Meanwhile, yields remained relatively strong.

Q What happened to mortgage-related and high-yield securities?

Bonds backed by residential mortgages, or mortgage-backed securities (MBSs), paid a price for exceptionally high volatility in the fixed income markets. Not knowing whether the Fed would continue to trim interest rates or not, the markets were very unsettled. This was particularly true for MBSs, whose income levels can plummet when interest rates fall and homeowners prepay their mortgages (by refinancing their homes.) Faced with this risk of prepayment, investors kept upward pressure on MBS yields. The high yields contributed to the Fund's income levels, but prices for MBSs made little headway.

   As for high yield securities, they were clearly the weakest sector of the bond market. Rising default rates among lower rated bonds caused investors to demand very high yields as compensation for this increased risk. So, while the income was exceptionally good, prices were very weak until a later-period rally. As the Fed continued to cut rates and the United States made progress in the war on terrorism in the late fall, investors grew more optimistic about the prospects for U.S. businesses, and high-yield bond prices took a turn for the better. The gains, however, were barely sufficient to generate a positive total return for the 12-month period.

Q How did you respond to this scenario?

We reduced our exposure to long-term corporate bonds and increased our investment in Treasury futures, especially 10-year futures.

                           4 | OPPENHEIMER BOND FUND

---------------------------------
Average Annual
Total Returns

For the Periods Ended 12/31/01/1/

Class A
1-Year      5-Year   10-Year
---------------------------------
1.96%       4.29%    5.53%

Class B              Since
1-Year      5-Year   Inception
---------------------------------
1.17%       4.21%    4.94%

Class C              Since
1-Year      5-Year   Inception
---------------------------------
5.15%       4.52%    4.70%

Class N              Since
1-Year      5-Year   Inception
---------------------------------
N/A         N/A      2.21%

Class Y              Since
1-Year      5-Year   Inception
---------------------------------
7.30%       N/A      4.69%

Standardized Yields/2/

Class A              8.71%
---------------------------------
Class B              8.39
---------------------------------
Class C              8.40
---------------------------------
Class N              8.92
---------------------------------
Class Y              9.48
---------------------------------

   We also added to the portfolio "structured" products, otherwise known as commercial mortgage-backed securities (CMBSs) and asset-backed securities. These securities tend to be more stable than regular (residential) MBSs, from both a credit-quality and pricing standpoint. The Fund now has a fairly large allocation to structured products, a fact that should help us maintain the overall credit quality of the portfolio.

   These moves helped the Fund's performance, but they did not fully offset the impact of weak prices for MBSs. Nor could they compensate for a significant credit downgrade and loss of value in bonds issued by Enron. Like many investors, we were caught off guard when the bonds of this major energy company slid from investment grade to "defaulted" in a matter of months.

Q What is your outlook for the domestic bond markets?

We are not all that optimistic about the timing of an economic recovery, so we are not inclined to position the Fund aggressively. On the other hand, we believe that when recovery does occur, the pronounced volatility in the fixed income markets will abate, to the benefit of the Fund's MBSs. A recovery also is likely to reduce the spreads on corporate bonds of all types, impairing the Fund's high current income but adding to its total return through price appreciation. With this possibility in mind, we continue to focus on ways to diversify the Fund and mitigate risk, both important parts of why Oppenheimer Bond Fund is part of The Right Way to Invest.

    1.  See Notes on page 11 for further details.
    2. Standardized yield is based on net investment income for the 30-day period ended December 31, 2001. Falling share prices will tend to artificially raise yields.

                           5 | OPPENHEIMER BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

                                    [CHART]

                             Credit Allocation/3/

                           Treasury/
                           Agency                47.0%
                           AAA/AA/A              23.8
                           BBB/BB/B              23.5
                           CCC/CC/C               0.9
                           Other
                           Securities             4.8


Corporate Bonds & Notes--Top Ten Industries/4/
--------------------------------------------------------------
Financial                                                15.7%
--------------------------------------------------------------
Utility                                                   7.8
--------------------------------------------------------------
Media/Entertainment: Telecommunications                   5.4
--------------------------------------------------------------
Energy                                                    3.7
--------------------------------------------------------------
Housing                                                   3.7
--------------------------------------------------------------
Forest Products/Containers                                2.0
--------------------------------------------------------------
Media/Entertainment: Wireless Communications              1.8
--------------------------------------------------------------
Service                                                   1.8
--------------------------------------------------------------
Metals/Minerals                                           1.4
--------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video                 1.1

Top Five Holdings by Issuer/3/
--------------------------------------------------------------
Federal National Mortgage Assn.                          36.6%
--------------------------------------------------------------
Federal Home Loan Mortgage Corp.                          8.9
--------------------------------------------------------------
Repurchase Agreement                                      4.0
--------------------------------------------------------------
U.S. Treasury                                             1.4
--------------------------------------------------------------
Ohio National Financial Services, Inc.                    1.4

3. Portfolio is subject to change. Percentages are as of December 31, 2001, and are based on total market value of investments.
4. Portfolio is subject to change. Percentages are as of December 31, 2001, and are based on net assets.

                           6 | OPPENHEIMER BOND FUND

FUND PERFORMANCE


How has the Fund performed? Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended December 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. Treasury securities generally gained value during 2001, while spread products provided high yields but did not exhibit as much price appreciation as Treasuries. Against this backdrop, the Fund's strategy of investing in spread products for yield and Treasury futures for their price appreciation potential generally worked well. The emphasis on mortgage-backed securities, corporate bonds and, to a lesser extent, high-yield bonds caused the Fund to generate one of the highest yields in its Lipper peer group. A shift from five-year to 10-year Treasury futures early in the second half of the year proved beneficial, especially after September 11 when increased demand for intermediate- and long-term Treasuries boosted prices. These positive results, however, were offset by price weakness for mortgage-backed securities and high-yield bonds, and by the unanticipated default of bonds issued by a major energy-trading company. As a result of the latter, the Fund's total return, which had been among the top 25% for its peer group fell below the peer-group average.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B, Class C, Class N and Class Y shares of the Fund. In case of Class A shares, performance is measured for the 10 year period commencing December 31, 1991. In the case of Class B shares, performance is measured from inception of the class on May 3, 1993. In the case of Class C shares, performance is measured from inception of the class on July 11, 1995. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the class on April 27, 1998. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. There are no sales charges on Class N and Class Y shares.

   The Fund's performance is compared to the performance of the Lehman Brothers Corporate Bond Index, a broad-based, unmanaged index of publicly-issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

                           7 | OPPENHEIMER BOND FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                              Lehman Brothers
                         Oppenheimer Bond        Corporate
                          Fund (Class A)        Bond Index

12/31/91                      9,525               10,000
 3/31/92                      9,384                9,927
 6/30/92                      9,771               10,359
 9/30/92                     10,286               10,883
12/31/92                     10,170               10,869
 3/31/93                     10,665               11,418
 6/30/93                     10,943               11,799
 9/30/93                     11,280               12,209
12/31/93                     11,330               12,191
 3/31/94                     10,975               11,761
 6/30/94                     10,819               11,577
 9/30/94                     10,878               11,661
12/31/94                     10,947               11,711
 3/31/95                     11,446               12,405
 6/30/95                     12,148               13,328
 9/30/95                     12,263               13,642
12/31/95                     12,757               14,317
 3/31/96                     12,597               13,947
 6/30/96                     12,656               14,009
 9/30/96                     12,943               14,290
12/31/96                     13,389               14,787
 3/31/97                     13,363               14,638
 6/30/97                     13,877               15,241
 9/30/97                     14,369               15,838
12/31/97                     14,732               16,300
 3/31/98                     14,978               16,549
 6/30/98                     15,283               16,976
 9/30/98                     15,532               17,591
12/31/98                     15,543               17,697
 3/31/99                     15,475               17,572
 6/30/99                     15,281               17,297
 9/30/99                     15,237               17,345
12/31/99                     15,316               17,351
 3/31/00                     15,463               17,599
 6/30/00                     15,593               17,816
 9/30/00                     15,894               18,363
12/31/00                     16,201               18,980
 3/31/01                     16,835               19,792
 6/30/01                     17,010               20,002
 9/30/01                     17,639               20,769
12/31/01                     17,132               20,954


Average Annual Total Returns of Class A Shares of the Fund at 12/31/01/1/
1-Year 1.96%   5-Year 4.29%   10-Year 5.53%



Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                              Lehman Brothers
                         Oppenheimer Bond        Corporate
                          Fund (Class B)        Bond Index

  5/3/93                     10,000               10,000
 6/30/93                     10,148               10,255
 9/30/93                     10,432               10,611
12/31/93                     10,443               10,596
 3/31/94                     10,090               10,223
 6/30/94                      9,942               10,062
 9/30/94                      9,976               10,135
12/31/94                     10,021               10,179
 3/31/95                     10,459               10,782
 6/30/95                     11,078               11,584
 9/30/95                     11,161               11,857
12/31/95                     11,591               12,443
 3/31/96                     11,412               12,122
 6/30/96                     11,455               12,176
 9/30/96                     11,694               12,420
12/31/96                     12,062               12,852
 3/31/97                     12,029               12,723
 6/30/97                     12,466               13,247
 9/30/97                     12,884               13,765
12/31/97                     13,186               14,167
 3/31/98                     13,381               14,384
 6/30/98                     13,625               14,754
 9/30/98                     13,823               15,289
12/31/98                     13,806               15,382
 3/31/99                     13,720               15,272
 6/30/99                     13,543               15,033
 9/30/99                     13,504               15,076
12/31/99                     13,574               15,081
 3/31/00                     13,704               15,296
 6/30/00                     13,819               15,485
 9/30/00                     14,086               15,960
12/31/00                     14,358               16,497
 3/31/01                     14,920               17,202
 6/30/01                     15,075               17,385
 9/30/01                     15,632               18,051
12/31/01                     15,184               18,213


Average Annual Total Returns of Class B Shares of the Fund at 12/31/01/1/
1-Year 1.17%   5-Year 4.21%   Since Inception 4.94%

1. See Notes on page 11 for further details.

                           8 | OPPENHEIMER BOND FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                              Lehman Brothers
                         Oppenheimer Bond        Corporate
                          Fund (Class C)        Bond Index

 7/11/95                     10,000               10,000
 9/30/95                     10,116               10,236
12/31/95                     10,483               10,742
 3/31/96                     10,324               10,464
 6/30/96                     10,354               10,512
 9/30/96                     10,579               10,722
12/31/96                     10,912               11,095
 3/31/97                     10,881               10,983
 6/30/97                     11,276               11,436
 9/30/97                     11,654               11,883
12/31/97                     11,927               12,230
 3/31/98                     12,103               12,417
 6/30/98                     12,324               12,737
 9/30/98                     12,503               13,199
12/31/98                     12,488               13,279
 3/31/99                     12,410               13,184
 6/30/99                     12,220               12,978
 9/30/99                     12,173               13,015
12/31/99                     12,202               13,019
 3/31/00                     12,307               13,205
 6/30/00                     12,375               13,368
 9/30/00                     12,603               13,778
12/31/00                     12,823               14,241
 3/31/01                     13,288               14,850
 6/30/01                     13,413               15,008
 9/30/01                     13,869               15,583
12/31/01                     13,462               15,723


Average Annual Total Returns of Class C Shares of the Fund at 12/31/01/1/
1-Year 5.15%   5-Year 4.52%   Since Inception 4.70%



Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                              Lehman Brothers
                         Oppenheimer Bond        Corporate
                          Fund (Class N)        Bond Index

3/1/01                       10,000               10,000
3/31/01                      10,080               10,062
6/30/01                      10,258               10,169
9/30/01                      10,628               10,559
12/31/01                     10,220               10,653


Cumulative Total Return of Class N Shares of the Fund at 12/31/01/1/ Since Inception 2.21%

The performance information for Lehman Brothers Corporate Bond Index begins on 12/31/91 for Class A, 4/30/93 for Class B, 6/30/95 for Class C, 2/28/01 for
Class N and 4/30/98 for Class Y.

1. See Notes on page 11 for further details.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

                           9 | OPPENHEIMER BOND FUND

FUND PERFORMANCE Continued


Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                              Lehman Brothers
                         Oppenheimer Bond        Corporate
                          Fund (Class Y)        Bond Index

 4/27/98                     10,000               10,000
 6/30/98                     10,380               10,193
 9/30/98                     10,549               10,563
12/31/98                     10,548               10,627
 3/31/99                     10,525               10,551
 6/30/99                     10,390               10,386
 9/30/99                     10,385               10,416
12/31/99                     10,433               10,419
 3/31/00                     10,501               10,568
 6/30/00                     10,611               10,698
 9/30/00                     10,800               11,026
12/31/00                     11,302               11,397
 3/31/01                     11,605               11,884
 6/30/01                     11,741               12,011
 9/30/01                     12,183               12,471
12/31/01                     11,836               12,583


Average Annual Total Returns of Class Y Shares of the Fund at 12/31/01/1/
1-Year 7.30%   Since Inception 4.69%

The performance information for Lehman Brothers Corporate Bond Index begins on 12/31/91 for Class A, 4/30/93 for Class B, 6/30/95 for Class C, 2/28/01 for
Class N and 4/30/98 for Class Y.

1. See Notes on page 11 for further details.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

                          10 | OPPENHEIMER BOND FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds web-site at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 4/15/88. The Fund's maximum sales charge for Class A shares was lower prior to 3/29/91, so actual performance may have been higher. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 7/11/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For this reason, the cumulative total return information shown in this report is not annualized. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% (since inception) if redeemed within 18 months. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 4/27/98. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                          11 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS December 31, 2001

                                                                                         Principal          Market Value
                                                                                            Amount            See Note 1
------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities--5.6%
AQ Finance NIM Trust, Home Equity Collateralized Mtg. Obligations,
Series 2001-3A, 8.835%, 2/25/32/1/                                                     $ 4,000,000           $ 4,000,000
------------------------------------------------------------------------------------------------------------------------
LBFTC I, Home Equity Collateralized Mtg. Obligations,
Series 2000-1A, Cl. D, 10%, 2/25/30/2/                                                     901,468               886,538
------------------------------------------------------------------------------------------------------------------------
Lease Investment Flight Trust, Collateralized Plane Obligations,
Series 1A, Cl. D2, 8%, 7/15/31/1/                                                        3,150,000             1,260,000
------------------------------------------------------------------------------------------------------------------------
Liberte American Loan Master Trust, Collateralized Loan Obligations,
Series 1999-1A, Cl. D2, 7.162%, 11/25/06/1/,/3/                                          6,000,000             4,800,000
------------------------------------------------------------------------------------------------------------------------
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%, 4/25/31/1/                                                2,971,896             3,057,339
------------------------------------------------------------------------------------------------------------------------
Long Beach Asset Holdings Corp. NIM Trust, Home Equity Asset-Backed
Pass-Through Certificates, Series 2001-3, 7.87%, 9/25/31                                 4,275,535             4,251,486
------------------------------------------------------------------------------------------------------------------------
MSF Funding LLC, Collateralized Mtg. Obligations,
Series 2000-1, Cl. C, 9.45%, 7/25/07/1/,/3/                                                905,261               901,866
------------------------------------------------------------------------------------------------------------------------
NC Finance Trust, Collateralized Mtg. Obligations,
Series 1999-I, Cl. ECFD, 8.75%, 12/25/28                                                 2,838,124             2,613,735
------------------------------------------------------------------------------------------------------------------------
Option One Mortgage Securities Corp., Home Equity
Collateralized Mtg. Obligations:
Series 1999-1, Cl. CTFS, 10.06%, 3/26/29/1/                                              1,537,621             1,459,539
Series 1999-3, Cl. CTFS, 10.80%, 12/26/29                                                  860,818               834,053
------------------------------------------------------------------------------------------------------------------------
Seneca Funding I Ltd., Commercial Bond Obligations,
Cl. A, 4.843%, 5/31/29/3/                                                                4,060,000             2,966,845
------------------------------------------------------------------------------------------------------------------------
Tobacco Settlement Authority, Asset-Backed Securities,
Series 2001-A, 6.79%, 6/1/10                                                             1,400,000             1,376,375
                                                                                                             -----------
Total Asset-Backed Securities (Cost $30,111,379)                                                              28,407,776

------------------------------------------------------------------------------------------------------------------------
Corporate Loans--0.2%
Ferrell Cos., Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.924%, 6/17/06/1/,/3/ (Cost $880,594)                                          889,488               867,252

------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Obligations--88.5%
------------------------------------------------------------------------------------------------------------------------
Government Agency--69.6%
------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--69.3%
Federal Home Loan Mortgage Corp.:
9%, 3/1/17                                                                                 130,901               141,235
12.50%, 4/1/14                                                                               8,292                 9,648
13.50%, 11/1/10                                                                             17,838                21,212
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation
Certificates:
Series 151, Cl. F, 9%, 5/15/21                                                             302,840               319,497
Series 1843, Cl. VB, 7%, 4/15/03                                                            56,886                57,989
Series 1849, Cl. VA, 6%, 12/15/10                                                           52,060                52,581
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 2054, Cl. TE, 6.25%, 4/15/24                     850,000               863,541
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-
Backed Security:
Series 192, Cl. IO, 9.768%, 2/1/28/4/                                                   32,400,591             7,619,202

                          12 | OPPENHEIMER BOND FUND


                                                                                         Principal          Market Value
                                                                                            Amount            See Note 1
-------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored Continued
Series 194, Cl. IO, 9.265%, 4/1/28/4/                                                 $ 24,207,052          $  5,968,551
Series 197, Cl. IO, 6.765%, 4/1/28/4/                                                    6,192,009             1,598,312
Series 202, Cl. IO, 7.264%, 4/1/29/4/                                                   20,318,854             5,181,308
Series 203, Cl. IO, 10.022%, 6/15/29/4/                                                  9,912,410             2,598,910
Series 204, Cl. IO, 12.517%, 5/15/29/4/                                                 32,379,076             8,469,152
Series 205, Cl. IO, 7.277%, 9/15/29/4/                                                   8,392,447             1,964,357
Series 206, Cl. IO, 20.217%, 12/15/29/4/                                                10,871,150             2,252,366
Series 207, Cl. IO, 8.765%, 4/15/30/4/                                                   8,881,103             1,826,177
Series 214, Cl. IO, 25.176%, 6/1/31/4/                                                  41,951,967            11,595,786
Series 303, Cl. IO, 15.082%, 11/1/29/4/                                                  3,565,214               741,453
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment
Conduit Multiclass Certificates:
Series 1711, Cl. EA, 7%, 3/15/24                                                           200,000               205,936
Series 2351, Cl. EF, 6.50%, 12/15/24                                                    10,000,000            10,312,500
Series 2355, Cl. CQ, 6.50%, 7/15/26                                                      7,200,000             7,398,000
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 2/25/30/5/                                                                         127,000,000           124,181,870
6.50%, 1/25/28/5/                                                                      149,450,000           149,450,000
7%, 1/1/09--11/1/25                                                                        336,792               348,798
7.50%, 2/1/08--3/1/08                                                                      129,591               136,675
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd
Real Estate Mtg. Investment Conduit Pass-Through Certificates, Trust
1992-34, Cl. G, 8%, 3/25/22/6/                                                             363,389               386,781
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Mtg. Pass-Through Certificates,
8%, 8/1/17                                                                                  83,466                87,921
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed
Security, Trust 311, Cl. 2, 9.321%, 6/1/304                                              6,211,118             1,626,537
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 299, Cl. 2, 18.035%, 5/1/28/4/                                                     2,921,507               698,879
Trust 313, Cl. 2, 13.31%, 6/25/31/4/                                                    14,718,473             4,029,182
                                                                                                            ------------
                                                                                                             350,144,356

------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--0.3%
Government National Mortgage Assn.:
6.75%, 7/20/25                                                                             173,934               178,555
7%, 7/15/09                                                                                114,725               119,987
7.75%, 7/20/27                                                                              34,588                35,502
8%, 6/15/05--10/15/06                                                                      403,097               425,484
9%, 2/15/09--6/15/09                                                                       150,512               162,993
10%, 11/15/09                                                                               47,121                51,564
10.50%, 12/15/17--5/15/21                                                                  151,174               172,009
11%, 10/20/19                                                                              240,991               276,902
12%, 5/15/14                                                                                   832                   965
13%, 12/15/14                                                                               11,326                13,485
                                                                                                            ------------
                                                                                                               1,437,446

------------------------------------------------------------------------------------------------------------------------
Private--18.9%
------------------------------------------------------------------------------------------------------------------------
Commercial--14.0%
AMRESCO Commercial Mortgage Funding I Corp., Multiclass Mtg
Pass-Through Certificates, Series 1997-C1, Cl. G, 7%, 6/17/29/1/                           150,000               133,348

                            13 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued

                                                                                        Principal           Market Value
                                                                                           Amount             See Note 1
------------------------------------------------------------------------------------------------------------------------
Commercial Continued
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
Series 1996-D2, Cl. A3, 7.38%, 2/14/29/3/                                              $ 6,067,127           $ 5,915,449
Series 1996-MD6, Cl. A3, 7.09%, 11/13/29/3/                                                800,000               816,875
Series 1997-D4, Cl. B1, 7.525%, 4/14/29/3/                                                 115,000                93,132
Series 1997-D4, Cl. B2, 7.525%, 4/14/29/3/                                                 115,000                89,700
Series 1997-D4, Cl. B3, 7.525%, 4/14/29/3/                                                 115,000                81,398
Series 1997-D5, Cl. B1, 6.93%, 2/14/41                                                   2,000,000             1,090,000
------------------------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security,
Series 1997-D5, Cl. PS1, 8.05%, 2/14/41/4/                                               5,895,639               427,434
------------------------------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only Corporate-
Backed Pass-Through Certificates, Series 1997-CTL1, 10.015%, 6/22/24/1/,/4/             12,174,381               369,036
------------------------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Commercial Mtg. Pass-Through Certificates,
Series 1993-C1, Cl. E, 6.72%, 12/25/03/1/,/3/                                              250,000               247,998
------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Commercial Mtg. Obligations:
Series 1996-C1, Cl. D, 7.35%, 12/25/20/1/,/3/                                              875,000               873,359
Series 2000-FL2A, Cl. J-NS, 4.20%, 7/15/02/3/                                            1,400,000             1,379,219
------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Interest-Only Stripped Mtg.-
Backed Security, Series 1996-C1, Cl. X-2, 164.795%, 12/25/20/1/,/4/                      9,061,582                 2,832
------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Asset Trust, Commercial Mtg. Pass-Through
Certificates, Series 1999-C1, Cl. C, 7.35%, 8/17/13                                        362,600               371,552
------------------------------------------------------------------------------------------------------------------------
CRIIMI MAE Commercial Mortgage Trust I, Collateralized Mtg.
Obligations, Series 1998-C1, Cl. A2, 7%, 3/2/11/2/                                       7,250,000             7,173,195
------------------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1998-C1, Cl. F, 6%, 5/17/40/2/                                      2,500,000             1,532,638
------------------------------------------------------------------------------------------------------------------------
DLJ Commercial Mortgage Corp., Commercial Mtg.
Pass-Through Certificates:
Series 1999-STF1, Cl. B6, 6.511%, 7/5/08/1/,/3/                                          1,143,219             1,080,080
Series 1999-STF1, Cl. B6, 6.511%, 7/5/08/1/,/3/                                         21,426,668                    --
------------------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates:
Series 1994-C1, Cl. 2D, 8.70%, 9/25/25                                                   1,000,000               978,906
Series 1994-C1, Cl. 2E, 8.70%, 9/25/25                                                   1,000,000               978,906
------------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg.
Pass-Through Certificates:
Series 1997-CHL1, Cl. C, 8.111%, 7/25/06/1/,/3/                                          1,478,000             1,444,976
Series 1997-CHL1, Cl. D, 8.111%, 5/25/08/1/,/3/                                            750,000               686,016
Series 1997-CHL1, Cl. E, 8.111%, 2/25/11/1/,/3/                                            750,000               583,125
------------------------------------------------------------------------------------------------------------------------
First Union National Bank Commercial Mortgage Trust, Commercial
Mtg. Pass-Through Certificates, Series 2001-C2, Cl. E, 7.003%, 1/12/43                   3,200,000             3,249,000
------------------------------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series 1998-C2, 10.106%, 5/18/28/4/                       9,988,150               306,082
------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Collateralized Mtg. Obligations,
Series 1998-C1, Cl. E, 7.096%, 3/15/11/3/                                                1,500,000             1,488,750
------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Interest-Only Stripped
Mtg.-Backed Security Pass-Through Certificates, Series 1997-C1, Cl. X,
8.203%, 7/15/27/4/                                                                       7,647,538               514,416
------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Mtg. Pass-Through
Certificates, Series 1997-C2, Cl. F, 6.75%, 4/16/29                                      1,000,000               574,648

                            14 | OPPENHEIMER BOND FUND

                                                                                         Principal          Market Value
                                                                                            Amount            See Note 1
------------------------------------------------------------------------------------------------------------------------
Commercial Continued
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations:
Series 2001-Rock, Cl. C, 6.878%, 5/3/18/2/                                             $ 3,200,000           $ 3,155,750
Series 2001-Rock, Cl. E, 6.878%, 5/3/18/2/                                               2,200,000             2,093,436
------------------------------------------------------------------------------------------------------------------------
Hotel First Mortgage Trust, Commercial Mtg. Obligations,
Series 1993-A, Cl. A, 8.52%, 8/5/08/1/                                                   1,144,124             1,192,750
------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Chase Commercial Mortgage Securities, Commercial Mtg.
Pass-Through Obligations, Series 2001-FL1A, Series G, 3.895%, 7/13/13/1/,/3/             3,020,085             2,963,341
------------------------------------------------------------------------------------------------------------------------
LB-UBS Securities Commercial Mortgage Trust, Commercial Mtg
Pass-Through Certificates, Series 2000-C3, Cl. C, 7.95%, 2/15/10                         3,137,400             3,372,705
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 8.017%, 2/18/28/4/               16,895,837               725,993
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 1996-C1, Cl. E, 7.377%, 3/15/06/1/,/3/                                              385,000               366,479
Series 1997-HF1, Cl. F, 6.86%, 2/15/10/2/                                                  225,000               198,422
Series 1997-RR, Cl. D, 7.751%, 4/30/39/2/,/3/                                            1,720,092             1,487,998
Series 1997-RR, Cl. E, 7.751%, 4/30/39/2/,/3/                                              400,021               292,827
Series 1997-RR, Cl. F, 7.751%, 4/30/39/2/,/3/                                              400,021               245,227
Series 1998-WF1, Cl. F, 7.30%, 3/15/30/1/                                                2,000,000             1,786,250
------------------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1997-MC1, Cl. F, 7.452%, 5/20/07/2/                                   254,890               224,622
------------------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06/2/                                    875,000               793,840
------------------------------------------------------------------------------------------------------------------------
NationsBank Trust, Lease Pass-Through Certificates, Series 1997A-1,
7.442%, 1/10/11/3/                                                                         446,562               471,333
------------------------------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg. Obligations,
Series 1996-MD5, Cl. A3, 7.638%, 4/13/39/3/                                              5,600,000             5,910,688
------------------------------------------------------------------------------------------------------------------------
PNC Mortgage Securities Corp., Collateralized Mtg. Obligations Pass-
Through Certificates, Series 1998-12, Cl. 1A2, 5.75%, 1/25/29                            6,000,000             5,439,360
------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg. Pass-
Through Certificates, Series 2001-CDCA, Cl. GSA, 3.896%, 2/15/13/2/,/3/                  3,261,200             3,265,277
------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Sub. Multiclass Pass-Through
Certificates, Series 1996-CFL, Cl. G, 7.75%, 2/25/28                                     4,500,000             4,517,578
                                                                                                            ------------
                                                                                                              70,985,946

------------------------------------------------------------------------------------------------------------------------
Other--0.0%
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped
Mtg.-Backed Security, Series 1987-3, Cl. A, 12.945%, 10/23/17/1/,/7/                        53,878                44,315
------------------------------------------------------------------------------------------------------------------------
Residential--4.9%
ARC Net Interest Margin Trust, Collateralized Mtg. Obligations,
Series 2001-6A, Cl. A, 7.25%, 10/27/31/1/                                                4,893,386             4,836,807
------------------------------------------------------------------------------------------------------------------------
NC Finance Trust, Collateralized Mtg. Obligations, Series 2001-1,
Cl. ECFD, 7.25%, 10/22/02                                                                2,303,485             2,303,486
------------------------------------------------------------------------------------------------------------------------
Residential Funding Mortgage Securities I, Inc., Mtg. Pass-Through
Certificates, Series 1993-S10, Cl. A9, 8.50%, 2/25/23                                       16,775                16,729
------------------------------------------------------------------------------------------------------------------------
Ryland Mortgage Securities Corp. III, Sub. Bonds, Series 1992-A,
Cl. 1A, 8.25%, 3/29/30/3/                                                                   66,975                68,063

                          15 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued

                                                                                         Principal          Market Value
                                                                                            Amount            See Note 1
------------------------------------------------------------------------------------------------------------------------
Residential Continued
Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 1996-B, Cl. 1, 7.11%, 4/25/26/1/,/3/                                           $  1,688,737          $  1,207,447
Series 1999-NC2, Cl. M3, 5.35%, 4/25/29/3/                                               1,654,000             1,661,236
------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Collateralized Mtg. Obligations, Mtg.
Pass-Through Certificates, Series 1998-8, Cl. B, 3.40%, 8/25/28/3/                       1,853,067             1,827,877
------------------------------------------------------------------------------------------------------------------------
Washington Mutual Finance Corp., Collateralized Mtg. Obligations,
Series 2000-1, Cl. B1, 5.93%, 1/25/40/3/                                                 2,800,000             2,775,938
------------------------------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Loan Trust, Commercial Mtg. Obligations,
Series 2001-S9, Cl. A12, 6.75%, 9/25/31                                                  9,711,174             9,847,738
                                                                                                            ------------
                                                                                                              24,545,321
                                                                                                            ------------
Total Mortgage-Backed Obligations (Cost $443,105,554)                                                        447,157,384

------------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations--2.1%

U.S. Treasury Bonds, 5.375%, 2/15/31                                                     6,500,000             6,410,632
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 5%, 8/15/11                                                          4,400,000             4,390,377
                                                                                                            ------------
Total U.S. Government Obligations (Cost $10,844,312)                                                          10,801,009

------------------------------------------------------------------------------------------------------------------------
Loan Participations--0.1%
Shoshone Partners Loan Trust Sr. Nts., 4.03%, 4/28/02 (representing a basket of reference loans and a total return swap between Chase
Manhattan Bank and the Trust)1,3 (Cost $750,000)                                           750,000               331,302
------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes--48.7%
------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.1%
Alliant Techsystems, Inc., 8.50% Sr. Unsec. Sub. Nts., 5/15/11                             200,000               209,000
------------------------------------------------------------------------------------------------------------------------
SC International Services, Inc., 9.25% Sr. Sub. Nts., Series B, 9/1/07                     100,000                70,000
                                                                                                            ------------
                                                                                                                 279,000

------------------------------------------------------------------------------------------------------------------------
Chemicals--0.4%
Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09                                              200,000               192,000
------------------------------------------------------------------------------------------------------------------------
ISP Chemco, Inc., 10.25% Sr. Sub. Nts., 7/1/11/2/                                          300,000               315,000
------------------------------------------------------------------------------------------------------------------------
Lyondell Chemical Co.:
9.50% Sec. Nts., 12/15/08/2/                                                               200,000               199,000
9.625% Sr. Sec. Nts., Series A, 5/1/07                                                     300,000               303,750
------------------------------------------------------------------------------------------------------------------------
Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20                             85,000                99,441
------------------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                        383,000               381,085
------------------------------------------------------------------------------------------------------------------------
OM Group, Inc., 9.25% Sr. Sub. Nts., 12/15/11/2/                                           250,000               256,250
------------------------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07/8/,/9/                         100,000                28,625
------------------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 7/1/07/8/                          150,000                44,250
------------------------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc., 12.375% Sr. Sec. Nts., Series B, 7/15/06/8/                      200,000               167,000
                                                                                                            ------------
                                                                                                               1,986,401

------------------------------------------------------------------------------------------------------------------------
Consumer Non-Durables--0.1%
Pennzoil-Quaker State Co., 10% Sr. Nts., 11/1/08/2/                                        200,000               210,000

                            16 | OPPENHEIMER BOND FUND

                                                                                        Principal           Market Value
                                                                                           Amount             See Note 1
------------------------------------------------------------------------------------------------------------------------
Consumer Non-Durables Continued
Playtex Products, Inc., 9.375% Sr. Unsec. Sub. Nts., 6/1/11                            $  250,000          $     265,000
------------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 12% Sr. Sec. Nts., 12/1/05/2/                             250,000                249,687
------------------------------------------------------------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08/1/,/8/,/9/                 145,000                     --
                                                                                                           -------------
                                                                                                                 724,687

------------------------------------------------------------------------------------------------------------------------
Energy--3.7%
Devon Financing Corp., 7.875% Debs., 9/30/31/2/                                          6,400,000             6,496,314
------------------------------------------------------------------------------------------------------------------------
El Paso Energy Partners LP, 8.50% Sr. Unsec. Sub. Nts., Series B, 6/1/11                   650,000               659,750
------------------------------------------------------------------------------------------------------------------------
Hornbeck-Leevac Marine Services, Inc., 10.625% Sr. Nts., 8/1/08/2/                         500,000               510,000
------------------------------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 6.75% Sr. Unsec. Nts., 3/15/11                         4,500,000             4,507,119
------------------------------------------------------------------------------------------------------------------------
McDermott, Inc., 9.375% Nts., 3/15/02                                                      100,000                90,500
------------------------------------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                                          200,000               175,000
------------------------------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                           242,000               260,755
------------------------------------------------------------------------------------------------------------------------
PanCanadian Energy Corp., 7.20% Bonds, 11/1/31                                           5,000,000             4,884,290
------------------------------------------------------------------------------------------------------------------------
SESI LLC, 8.875% Sr. Unsec. Nts., 5/15/11                                                  250,000               236,250
------------------------------------------------------------------------------------------------------------------------
Stone Energy Corp.:
8.25% Sr. Sub. Nts., 12/15/11/2/                                                           200,000               204,000
8.75% Sr. Sub. Nts., 9/15/07                                                               300,000               307,500
------------------------------------------------------------------------------------------------------------------------
Westport Resources Corp., 8.25% Sr. Unsec. Sub. Nts., 11/1/11/2/                           500,000               507,500
                                                                                                           -------------
                                                                                                              18,838,978

------------------------------------------------------------------------------------------------------------------------
Financial--15.7%
Brascan Corp., 8.125% Nts., 12/15/08                                                     6,025,000             6,020,764
------------------------------------------------------------------------------------------------------------------------
BT Institutional Cap Trust A, 8.09% Bonds, 12/1/26/2/                                    5,200,000             5,209,360
------------------------------------------------------------------------------------------------------------------------
Colonial Bank, 9.375% Sub. Nts., 6/1/11                                                  4,600,000             4,847,655
------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston (USA), Inc., 6.125% Nts., 11/15/11                            4,000,000             3,911,292
------------------------------------------------------------------------------------------------------------------------
Dime Capital Trust I, 9.33% Capital Securities, Series A, 5/6/27                         6,300,000             6,694,040
------------------------------------------------------------------------------------------------------------------------
Lion Connecticut Holdings, Inc., 8% Debs., 1/15/17                                         553,000               561,569
------------------------------------------------------------------------------------------------------------------------
Nationwide CSN Trust, 9.875% Sec. Nts., 2/15/25/2/                                       8,000,000             8,321,768
------------------------------------------------------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Capital Nts., 8/1/27/1/                                     300,000               241,500
------------------------------------------------------------------------------------------------------------------------
Ohio National Financial Services, Inc., 7% Nts., 7/15/11/2/                             10,600,000            10,740,280
------------------------------------------------------------------------------------------------------------------------
Osprey Trust/Osprey I, Inc., 8.31% Sr. Sec. Nts., 1/15/03/2/,/8/                        26,200,000             5,371,000
------------------------------------------------------------------------------------------------------------------------
Oversea-Chinese Banking Corp. Ltd., 7.75% Unsec. Sub. Nts., 9/6/11                       5,300,000             5,544,097
------------------------------------------------------------------------------------------------------------------------
Popular North America, Inc. 6.80% Medium-Term Nts., Series C, 12/21/05                   3,100,000             3,138,052
------------------------------------------------------------------------------------------------------------------------
Sears Roebuck Acceptance Corp., 6.75% Nts., 8/15/11                                      6,000,000             5,995,476
------------------------------------------------------------------------------------------------------------------------
Stilwell Financial, Inc., 7% Nts., 11/1/06                                               8,000,000             7,838,944
------------------------------------------------------------------------------------------------------------------------
Unicredito Italiano Capital Trust, 9.20% Non-Cum. Trust Preferred
Securities, 10/5/49/2,3/                                                                 4,400,000             4,902,150
                                                                                                           -------------
                                                                                                              79,337,947

------------------------------------------------------------------------------------------------------------------------
Food/Tobacco--0.7%
Canandaigua Brands, Inc., 8.625% Sr. Unsec. Nts., 8/1/06                                   300,000               310,500
------------------------------------------------------------------------------------------------------------------------
Great Atlantic & Pacific Tea Co., Inc. (The), 9.125% Sr. Nts., 12/15/11                    250,000               251,875
------------------------------------------------------------------------------------------------------------------------
Kraft Foods, Inc., 6.50% Bonds, 11/1/31                                                  2,400,000             2,356,723

                            17 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued

                                                                                         Principal          Market Value
                                                                                            Amount            See Note 1
------------------------------------------------------------------------------------------------------------------------
Food/Tobacco Continued
Smithfield Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08/1/                        $   250,000           $   246,250
------------------------------------------------------------------------------------------------------------------------
Winn-Dixie Stores, Inc., 8.875% Sr. Nts., 4/1/08                                           200,000               192,000
                                                                                                             -----------
                                                                                                               3,357,348

------------------------------------------------------------------------------------------------------------------------
Forest Products/Containers--2.0%
Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07                             200,000               211,000
------------------------------------------------------------------------------------------------------------------------
Scotia Pacific Co. LLC, 7.71% Sec. Nts., Series B, Cl. A-3, 1/20/14                     11,811,000             9,711,240
------------------------------------------------------------------------------------------------------------------------
Stone Container Corp., 9.75% Sr. Unsec. Nts., 2/1/11                                       200,000               213,500
                                                                                                             -----------
                                                                                                              10,135,740

------------------------------------------------------------------------------------------------------------------------
Gaming/Leisure--0.8%
Aztar Corp., 9% Sr. Sub. Nts., 8/15/11/2/                                                  400,000               414,000
------------------------------------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                            150,000               126,375
------------------------------------------------------------------------------------------------------------------------
Felcor Lodging LP, 8.50% Sr. Nts., 6/1/11                                                  184,000               177,560
------------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                                    300,000               286,500
------------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                        100,000               106,625
------------------------------------------------------------------------------------------------------------------------
Host Marriott LP, 9.50% Sr. Nts., 1/15/07/2/                                               400,000               402,500
------------------------------------------------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                                   250,000               245,000
------------------------------------------------------------------------------------------------------------------------
Meristar Hospitality Corp.:
8.75% Sr. Unsec. Sub. Nts., 8/15/07                                                        700,000               589,750
9.125% Sr. Nts., 1/15/11                                                                   200,000               189,000
------------------------------------------------------------------------------------------------------------------------
Meristar Hospitality Operating Partnership/Finance Corp. II,
10.50% Sr. Nts., 6/15/09/2/                                                                350,000               352,187
------------------------------------------------------------------------------------------------------------------------
MGM Mirage, Inc., 8.375% Sr. Unsec. Sub. Nts., 2/1/11                                      400,000               397,000
------------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
8.125% Sr. Nts., 1/1/06/1/                                                                 200,000               206,500
8.375% Sr. Sub. Nts., 7/1/11                                                               300,000               310,500
8.75% Sr. Unsec. Sub. Nts., 1/1/09                                                         100,000               104,000
------------------------------------------------------------------------------------------------------------------------
Premier Parks, Inc., 9.75% Sr. Nts., 6/15/07                                               200,000               209,750
------------------------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 9.75% Sr. Sub. Nts., 4/15/07                                        150,000               153,375
                                                                                                           -------------
                                                                                                               4,270,622

------------------------------------------------------------------------------------------------------------------------
Healthcare--0.4%
Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08                               150,000               150,750
------------------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust IV, 7.875% Trust Preferred Nts., 6/15/11              400,000               400,000
------------------------------------------------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.:
8.75% Sr. Nts., 11/15/08/1/                                                                125,000               140,625
9.75% Sr. Nts., 11/15/08/2/                                                                140,000               157,500
------------------------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc., 9.375% Sr. Nts., 11/15/07/2/                               200,000               204,000
------------------------------------------------------------------------------------------------------------------------
Mallinckroot, Inc., 6% Nts., 10/15/03                                                      500,000               520,288
------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08/1/                  400,000               424,000
                                                                                                           -------------
                                                                                                               1,997,163

------------------------------------------------------------------------------------------------------------------------
Housing--3.7%
CB Richard Ellis Services, Inc., 11.25% Sr. Unsec. Sub. Nts., 6/15/11                      200,000               172,000

                          18 | OPPENHEIMER BOND FUND

                                                                                         Principal          Market Value
                                                                                            Amount            See Note 1
------------------------------------------------------------------------------------------------------------------------
Housing Continued
CPG Partners LP, 8.25% Unsec. Unsub. Nts., 2/1/11                                      $ 4,200,000           $ 4,258,460
------------------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc.:
7.875% Sr. Nts., 8/15/11                                                                   300,000               294,000
9.75% Sr. Sub. Nts., 9/15/10                                                               300,000               310,500
------------------------------------------------------------------------------------------------------------------------
KB Home:
8.65% Sr. Sub. Nts., 12/15/08                                                              400,000               404,000
9.50% Sr. Unsec. Sub. Nts., 2/15/11                                                        200,000               205,000
------------------------------------------------------------------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Unsec. Nts., Series B, 9/1/07                                                   250,000               255,000
9.25% Sr. Nts., Series B, 3/15/07                                                          450,000               461,250
------------------------------------------------------------------------------------------------------------------------
Pulte Corp., 8.125% Sr. Unsec. Nts., 3/1/11                                              1,900,000             1,880,253
------------------------------------------------------------------------------------------------------------------------
Socgen Real Estate LLC, 7.64% Bonds, 12/29/49/2/                                         9,000,000             9,291,501
------------------------------------------------------------------------------------------------------------------------
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11                                                 1,000,000               995,000
                                                                                                             -----------
                                                                                                              18,526,964

------------------------------------------------------------------------------------------------------------------------
Information Technology--0.2%
Amkor Technology, Inc., 9.25% Sr. Unsec. Sub. Nts., 2/15/08                                200,000               190,000
------------------------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts., Series B, 8/1/05/1/            500,000               237,500
------------------------------------------------------------------------------------------------------------------------
Fairchild Semiconductor Corp., 10.50% Sr. Unsec. Sub. Nts., 2/1/09                         200,000               213,500
------------------------------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.:
9% Sr. Unsec. Sub. Nts., 2/1/08                                                            175,000               180,250
9% Sr. Unsec. Sub. Nts., 2/1/08                                                             50,000                51,500
                                                                                                            ------------
                                                                                                                 872,750

------------------------------------------------------------------------------------------------------------------------
Manufacturing--0.1%
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08/1/,/8/,/9/                                100,000                 2,500
------------------------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07/1/                      150,000               108,750
------------------------------------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts., Series B, 6/15/07/1/            300,000               264,000
------------------------------------------------------------------------------------------------------------------------
Terex Corp.:
8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08                                              150,000               148,500
9.25% Sr. Sub. Nts., 7/15/112                                                              250,000               251,250
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 775,000

------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Broadcasting--0.4%
AMFM Operating, Inc., 12.625% Sr. Sub. Debs., Series E, 10/31/06/1/,/10/                    24,000                25,650
------------------------------------------------------------------------------------------------------------------------
Chancellor Media Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07                    1,200,000             1,254,000
------------------------------------------------------------------------------------------------------------------------
Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09                 300,000               288,750
------------------------------------------------------------------------------------------------------------------------
Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B, 7/1/11                             150,000               155,625
------------------------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc., 8.50% Sr. Unsec. Nts., 12/15/08/2/                               400,000               404,000
                                                                                                           -------------
                                                                                                               2,128,025

------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video--1.1%
Adelphia Communications Corp.:
8.375% Sr. Nts., Series B, 2/1/08                                                          700,000               651,875
9.25% Sr. Nts., 10/1/02                                                                    150,000               151,687

                            19 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued

                                                                                         Principal          Market Value
                                                                                            Amount            See Note 1
------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video Continued
Charter Communications Holdings LLC/Charter Communications
Holdings Capital Corp.:
8.25% Sr. Unsec. Nts., 4/1/07                                                          $ 1,500,000           $ 1,449,375
10% Sr. Unsec. Sub. Nts., 5/15/11                                                          400,000               409,000
10.75% Sr. Unsec. Nts., 10/1/09                                                            400,000               424,000
------------------------------------------------------------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08                                              100,000                71,500
------------------------------------------------------------------------------------------------------------------------
EchoStar Broadband Corp., 10.375% Sr. Unsec. Nts., 10/1/07                                 600,000               631,500
------------------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                         750,000               776,250
------------------------------------------------------------------------------------------------------------------------
Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09                          300,000               318,000
------------------------------------------------------------------------------------------------------------------------
Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Unsec. Nts., 1/15/13                        400,000               417,000
------------------------------------------------------------------------------------------------------------------------
NTL Communications Corp., 11.50% Sr. Unsec. Nts., Series B, 10/1/08                        400,000               142,000
------------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 8.75% Sr. Sub. Nts., 12/15/11/2/                           250,000               251,250
                                                                                                           -------------
                                                                                                               5,693,437

------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media--0.4%
Adelphia Communications Corp., 10.25% Sr. Unsec. Nts., 11/1/06                             300,000               307,500
------------------------------------------------------------------------------------------------------------------------
AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11                                150,000               146,438
------------------------------------------------------------------------------------------------------------------------
Imax Corp., 7.875% Sr. Nts., 12/1/05                                                       400,000               153,000
------------------------------------------------------------------------------------------------------------------------
Key3Media Group, Inc., 11.25% Sr. Sub. Nts., 6/15/11                                       600,000               507,000
------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                                                              400,000               419,000
9.625% Sr. Unsec. Sub. Nts., 12/1/06                                                       150,000               157,313
------------------------------------------------------------------------------------------------------------------------
Mail-Well I Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08                          100,000                78,500
------------------------------------------------------------------------------------------------------------------------
Penton Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 6/15/11                                  400,000               230,000
                                                                                                           -------------
                                                                                                               1,998,751

------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications--5.4%
Cable & Wire Optus Ltd., 8.125% Nts., 6/15/09/2/                                         4,750,000             5,213,353
------------------------------------------------------------------------------------------------------------------------
Calpoint Receivable Strip Trust 2001, 7.44% Bonds, 12/10/06/2/                           8,000,000             7,859,704
------------------------------------------------------------------------------------------------------------------------
COLT Telecom Group plc, 12% Sr. Unsec. Disc. Nts., 12/15/06/1/                             350,000               309,750
------------------------------------------------------------------------------------------------------------------------
Global Crossing Holdings Ltd., 8.70% Sr. Unsec. Nts., 8/1/07/8/                            100,000                 9,500
------------------------------------------------------------------------------------------------------------------------
International CableTel, Inc., 11.50% Sr. Deferred Coupon
Nts., Series B, 2/1/06                                                                     750,000               266,250
------------------------------------------------------------------------------------------------------------------------
Metromedia Fiber Network, Inc., 10% Sr. Unsec. Nts., Series B, 11/15/08                    300,000                88,500
------------------------------------------------------------------------------------------------------------------------
Qwest Capital Funding, Inc., 7.625% Bonds, 8/3/21/2/                                     1,500,000             1,434,344
------------------------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc., 7.50% Sr. Unsec. Nts.,
Series B, 11/1/08                                                                        6,710,000             6,793,741
------------------------------------------------------------------------------------------------------------------------
Teleglobe, Inc., 7.70% Unsec. Debs., 7/20/29                                             4,275,000             3,597,430
------------------------------------------------------------------------------------------------------------------------
Triton PCS, Inc., 8.75% Sr. Sub. Nts., 11/15/11/2/                                         400,000               402,000
------------------------------------------------------------------------------------------------------------------------
WorldCom, Inc., 8.25% Bonds, 5/15/31                                                     1,280,000             1,356,900
------------------------------------------------------------------------------------------------------------------------
XO Communications, Inc.:
9% Sr. Unsec. Nts., 3/15/08/8/                                                             150,000                18,750
9.625% Sr. Nts., 10/1/078                                                                  500,000                62,500
                                                                                                           -------------
                                                                                                              27,412,722

                            20 | OPPENHEIMER BOND FUND

                                                                                         Principal          Market Value
                                                                                            Amount            See Note 1
------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications--1.8%
American Cellular Corp., 9.50% Sr. Sub. Nts., 10/15/09                                  $  600,000            $  585,000
------------------------------------------------------------------------------------------------------------------------
American Tower Corp., 9.375% Sr. Nts., 2/1/09                                              600,000               486,000
------------------------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                                 100,000                55,500
------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 9.375% Sr. Unsec. Nts., 11/15/09                              900,000               713,250
------------------------------------------------------------------------------------------------------------------------
Omnipoint Corp., 11.50% Sr. Nts., 9/15/09/2/                                               350,000               406,000
------------------------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07/11/                         200,000                98,000
------------------------------------------------------------------------------------------------------------------------
Price Communications Wireless, Inc., 9.125% Sr. Sec. Nts., Series B, 12/15/06/1/           500,000               532,500
------------------------------------------------------------------------------------------------------------------------
Real Time Data Co., 13% Disc. Nts., 5/31/09/1/,/10/                                        476,601               491,628
------------------------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                              500,000               517,500
------------------------------------------------------------------------------------------------------------------------
SBA Communications Corp.:
0%/12% Sr. Unsec. Disc. Nts., 3/1/08/11/                                                   800,000               604,000
10.25% Sr. Unsec. Nts., 2/1/09                                                             100,000                86,000
------------------------------------------------------------------------------------------------------------------------
Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts., 7/15/08/11/                             300,000                94,500
------------------------------------------------------------------------------------------------------------------------
Triton PCS, Inc., 9.375% Sr. Unsec. Sub. Nts., 2/1/11                                      250,000               260,000
------------------------------------------------------------------------------------------------------------------------
VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09                            3,795,000             4,326,300
                                                                                                           -------------
                                                                                                               9,256,178

------------------------------------------------------------------------------------------------------------------------
Metals/Minerals--1.4%
AK Steel Corp.:
7.875% Sr. Unsec. Nts., 2/15/09                                                            500,000               492,500
9.125% Sr. Nts., 12/15/06                                                                  300,000               308,250
------------------------------------------------------------------------------------------------------------------------
Alcoa, Inc., 6% Bonds, 1/15/12                                                           5,750,000             5,718,939
------------------------------------------------------------------------------------------------------------------------
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08                          264,687               160,136
------------------------------------------------------------------------------------------------------------------------
National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09                            200,000                71,000
------------------------------------------------------------------------------------------------------------------------
United States Steel LLC, 10.75% Sr. Nts., 8/1/08                                           200,000               192,000
                                                                                                           -------------
                                                                                                               6,942,825

------------------------------------------------------------------------------------------------------------------------
Retail--0.3%
Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08/11/                                 200,000               149,000
------------------------------------------------------------------------------------------------------------------------
CSK Auto, Inc., 12% Sr. Nts., 6/15/06/2/                                                   200,000               202,500
------------------------------------------------------------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs., 5/1/08                                                 100,000                89,500
------------------------------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08/1/                                      200,000               180,000
------------------------------------------------------------------------------------------------------------------------
Ingram Micro, Inc., 9.875% Sr. Unsec. Sub. Nts., 8/15/08/1/                                200,000               203,500
------------------------------------------------------------------------------------------------------------------------
May Department Stores Co., 10.625% Debs., 11/1/10                                          405,000               508,740
                                                                                                           -------------
                                                                                                               1,333,240

------------------------------------------------------------------------------------------------------------------------
Service--1.8%
Allied Waste North America, Inc.:
8.50% Sr. Nts., 12/1/08/2/                                                                 300,000               304,500
8.875% Sr. Nts., Series B, 4/1/08                                                          600,000               621,000
10% Sr. Unsec. Sub. Nts., Series B, 8/1/09                                                 600,000               621,000
------------------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                                 250,000               256,250
------------------------------------------------------------------------------------------------------------------------
Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08                      150,000               153,938
------------------------------------------------------------------------------------------------------------------------
Integrated Electrical Services, Inc., 9.375% Sr. Sub. Nts., Series C, 2/1/09               300,000               267,000

                            21 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued

                                                                                         Principal          Market Value
                                                                                            Amount            See Note 1
------------------------------------------------------------------------------------------------------------------------
Service Continued
MMCaps Funding I Ltd., Inc., 8.03% Sr. Nts., 6/15/31/2/                               $  3,850,000          $  3,743,297
------------------------------------------------------------------------------------------------------------------------
PHH Corp., 8.125% Nts., 2/3/03                                                           2,450,000             2,450,039
------------------------------------------------------------------------------------------------------------------------
Protection One, Inc./Protection One Alarm Monitoring, Inc.,
7.375% Sr. Unsec. Nts., 8/15/05                                                            100,000                82,500
------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp., 9.25% Sr. Unsec. Nts., 5/15/09/1/,/8/,/9/                              500,000                    50
------------------------------------------------------------------------------------------------------------------------
URS Corp., 12.25% Sr. Sub. Nts., Series B, 5/1/09                                          500,000               514,375
                                                                                                             -----------
                                                                                                               9,013,949

------------------------------------------------------------------------------------------------------------------------
Transportation--0.4%
Amtran, Inc., 9.625% Nts., 12/15/05                                                        200,000               140,500
------------------------------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
8.01% Pass-Through Certificates, Series 1998-1C, 1/2/10                                    786,421               762,844
9.375% Sr. Unsec. Nts., 11/15/06                                                           500,000               417,500
------------------------------------------------------------------------------------------------------------------------
Dura Operating Corp., 9% Sr. Unsec. Sub. Nts., Series D, 5/1/09                            300,000               283,500
------------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corp., 7.375% Nts., 1/15/06/8/                                               375,000                52,500
------------------------------------------------------------------------------------------------------------------------
Hayes Lemmerz International, Inc., 11.875% Sr. Nts., 6/15/06/2/,/8/,/9/                    200,000                96,000
------------------------------------------------------------------------------------------------------------------------
Navigator Gas Transport plc, 10.50% First Priority Ship Mtg. Nts., 6/30/07/2/              300,000               148,875
                                                                                                           -------------
                                                                                                               1,901,719

------------------------------------------------------------------------------------------------------------------------
Utility--7.8%
AES Corp. (The):
8.75% Sr. Unsec. Unsub. Nts., 6/15/08                                                      500,000               442,500
8.875% Sr. Unsec. Nts., 2/15/11                                                            300,000               265,500
9.375% Sr. Unsec. Nts., 9/15/10                                                            400,000               362,000
------------------------------------------------------------------------------------------------------------------------
AGL Capital Corp., 7.125% Sr. Unsec. Nts., 1/14/116                                      3,750,000             3,710,438
------------------------------------------------------------------------------------------------------------------------
Alliant Energy Resources, Inc., 7% Nts., 12/1/11                                        10,000,000             9,560,980
------------------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 8.375% Sr. Nts., 11/1/082                                         600,000               595,500
------------------------------------------------------------------------------------------------------------------------
CMS Energy Corp., 9.875% Sr. Unsec. Nts., 10/15/07                                         400,000               424,875
------------------------------------------------------------------------------------------------------------------------
Kansas City Power & Light Co., 6.50% Sr. Nts., 11/15/11                                  5,000,000             4,838,105
------------------------------------------------------------------------------------------------------------------------
PSEG Energy Holdings, Inc., 8.625% Sr. Unsec. Nts., 2/15/08                              3,000,000             3,052,683
------------------------------------------------------------------------------------------------------------------------
PSEG Power LLC, 8.625% Sr. Unsec. Nts., 4/15/31                                          3,500,000             3,897,768
------------------------------------------------------------------------------------------------------------------------
Qwest Corp., 6.875% Unsec. Debs., 9/15/33                                                4,800,000             4,039,070
------------------------------------------------------------------------------------------------------------------------
South Carolina Electric & Gas Co., 9% Mtg. Bonds, 7/15/06                                  500,000               526,261
------------------------------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The), 7.50% Sr. Unsec. Unsub. Debs., Cl. A, 1/15/31                 2,100,000             2,051,776
------------------------------------------------------------------------------------------------------------------------
Xcel Energy, Inc., 7% Sr. Unsec. Sub. Nts., 12/1/10                                      5,600,000             5,665,458
                                                                                                           -------------
                                                                                                              39,432,914
                                                                                                           -------------
Total Corporate Bonds and Notes (Cost $266,330,180)                                                          246,216,360

                                                                                            Shares
------------------------------------------------------------------------------------------------------------------------
Preferred Stocks--0.9%
CRIIMI MAE, Inc., 10.875% Cum. Cv., Series B, Non-Vtg                                       13,000               176,800
------------------------------------------------------------------------------------------------------------------------
Pacific Gas & Electric Co., $14.75 Cum./9/                                                 112,000             2,289,000
------------------------------------------------------------------------------------------------------------------------
Southern California Edison Co., 6.45% Cum., Non-Vtg./9/                                     20,000             1,899,376
                                                                                                           -------------
Total Preferred Stocks (Cost $4,377,000)                                                                       4,365,176

                          22 | OPPENHEIMER BOND FUND

                                                                                                            Market Value
                                                                                            Shares            See Note 1
------------------------------------------------------------------------------------------------------------------------
Common Stocks--0.0%
COLT Telecom Group plc, ADR                                                                  2,730          $     18,728
------------------------------------------------------------------------------------------------------------------------
CRIIMI MAE, Inc./9/                                                                         15,232                61,385
------------------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., Series B (Escrowed)/1/,/9/                                         25                    --
------------------------------------------------------------------------------------------------------------------------
OpTel, Inc., Non-Vtg./1/,/9/                                                                   100                     1
------------------------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc./9/                                                                     2,867                70,700
------------------------------------------------------------------------------------------------------------------------
Price Communications Corp./9/                                                                1,657                31,632
------------------------------------------------------------------------------------------------------------------------
Star Gas Partners LP                                                                           330                 6,735
                                                                                                            ------------
Total Common Stocks (Cost $248,622)                                                                              189,181

                                                                                             Units
------------------------------------------------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.0%

Chesapeake Energy Corp. Wts.:
Exp. 1/23/03/1/,/9/                                                                          1,668                    --
Exp. 1/23/03/1/,/9/                                                                            953                    --
Exp. 9/1/04/1/,/9/                                                                           2,800                    --
------------------------------------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/15/07/1/,/9/                                             50                     1
------------------------------------------------------------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp. 11/1/05/1/,/9/                                         300                     6
------------------------------------------------------------------------------------------------------------------------
HF Holdings, Inc. Wts., Exp. 9/27/09/1/,/9/                                                  1,062                   106
------------------------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/15/05/1/,/9/                                           1,980                    20
------------------------------------------------------------------------------------------------------------------------
Long Distance International, Inc. Wts., Exp. 4/13/08/1/,/9/                                    150                    --
------------------------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd. Wts., Exp. 1/15/07/1/,/9/                                    200                     2
------------------------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts., Exp. 9/19/10/9/                                                  2,028                18,455
------------------------------------------------------------------------------------------------------------------------
Real Time Data Co. Wts., Exp. 5/31/04/1/,/9/                                               121,440                 1,214
------------------------------------------------------------------------------------------------------------------------
Signature Brands USA, Inc. Wts., Exp. 8/15/02/1/,/9/                                            50                    --
                                                                                                            ------------
Total Rights, Warrants and Certificates (Cost $26,229)                                                            19,804

                                                                    Date       Strike    Contracts
------------------------------------------------------------------------------------------------------------------------
Options Purchased--0.3%
U.S. Treasury Bonds, 5.375%, 2/15/31 Call/1/,/9/                 1/31/02         100%       80,000               890,625
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts. Futures, 10 yr., 3/19/02 Call/9/              1/25/02         105%          720               821,250
                                                                                                            ------------
Total Options Purchased (Cost $1,164,850)                                                                      1,711,875

                                                                                         Principal
                                                                                            Amount
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements--6.1%
Repurchase agreement with Banc One Capital Markets, Inc., 1.45%, dated 12/31/01, to be repurchased at $30,941,492 on 1/2/02,
collateralized by U.S. Treasury Nts., 4.75%--7.875%, 2/28/02--11/15/08,
with a value of $15,007,569 and U.S. Treasury Bonds, 7.25%--11.125%,
8/15/03--5/15/16, with a value of $16,589,750 (Cost $30,939,000)                       $30,939,000            30,939,000
------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $788,777,720)                                              152.5%          771,006,119
------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                        (52.5)         (265,583,838)
                                                                                       ---------------------------------
Net Assets                                                                                   100.0%         $505,422,281
                                                                                       =================================


                          23 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued


Footnotes to Statement of Investments

1. Identifies issues considered to be illiquid or restricted. See Note 8 of Notes to Financial Statements.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $96,976,340 or 19.19% of the Fund's net assets as of December 31, 2001.
3. Represents the current interest rate for a variable or increasing rate security.
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
5. When-issued security to be delivered and settled after December 31, 2001.
6. Securities with an aggregate market value of $3,885,478 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
8. Issuer is in default.
9. Non-income-producing security.
10. Interest or dividend is paid in kind.
11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

See accompanying Notes to Financial Statements.

                          24 | OPPENHEIMER BOND FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2001

--------------------------------------------------------------------------------------------------
Assets

Investments, at value (cost $788,777,720)--see accompanying statement                $ 771,006,119
--------------------------------------------------------------------------------------------------
Cash                                                                                       490,490
--------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued basis                                                 35,443,251
Interest, dividends and principal paydowns                                               7,777,558
Shares of beneficial interest sold                                                       2,072,226
Daily variation on futures contracts                                                     1,253,734
Other                                                                                        5,134
                                                                                     -------------
Total assets                                                                           818,048,512

--------------------------------------------------------------------------------------------------
Liabilities

Payables and other liabilities:
Investments purchased (including $308,927,724 purchased on a                           311,090,272
when-issued basis)
Shares of beneficial interest redeemed                                                   1,127,432
Distribution and service plan fees                                                         303,454
Shareholder reports                                                                         69,762
Trustees' compensation                                                                       1,028
Transfer and shareholder servicing agent fees                                                  562
Other                                                                                       33,721
                                                                                     -------------
Total liabilities                                                                      312,626,231

--------------------------------------------------------------------------------------------------
Net Assets                                                                           $ 505,422,281
                                                                                     =============

--------------------------------------------------------------------------------------------------
Composition of Net Assets

Paid-in capital                                                                      $ 550,241,393
--------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                      (87,221)
--------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                                          (27,050,280)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and
translation of assets and liabilities denominated in foreign currencies                (17,681,611)
                                                                                     -------------
Net Assets                                                                           $ 505,422,281
                                                                                     =============

                          25 | OPPENHEIMER BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

--------------------------------------------------------------------------------------------------
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$280,131,741 and 28,771,379 shares of beneficial interest outstanding)                       $9.74
Maximum offering price per share (net asset value plus sales charge
of 4.75%of offering price)                                                                  $10.23
--------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value,redemption price (excludes applicable contingent deferred sales charge)and offering price per share (based on net assets of $161,998,462
and 16,646,774 shares of beneficial interest outstanding)                                    $9.73
--------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value,redemption price (excludes applicable contingent deferred sales charge)and offering price per share (based on net assets of $57,049,290
and 5,856,213 shares of beneficial interest outstanding)                                     $9.74
--------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value,redemption price (excludes applicable contingent deferred sales charge)and offering price per share (based on net assets of $2,175,645
and 223,548 shares of beneficial interest outstanding)                                       $9.73
--------------------------------------------------------------------------------------------------
Class Y hares:
Net asset value,redemption price and offering price per share (based on
net assets of $4,067,143 and 418,469 shares of beneficial interest outstanding)              $9.72

See accompanying Notes to Financial Statements.

                          26 | OPPENHEIMER BOND FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2001

--------------------------------------------------------------------------------------------------
Investment Income

Interest                                                                              $ 33,387,137
--------------------------------------------------------------------------------------------------
Dividends                                                                                  464,705
                                                                                      ------------
Total income                                                                            33,851,842

--------------------------------------------------------------------------------------------------
Expenses

Management fees                                                                          2,896,294
--------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                    582,277
Class B                                                                                  1,183,059
Class C                                                                                    367,964
Class N                                                                                      2,413
--------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                    438,127
Class B                                                                                    222,200
Class C                                                                                     68,220
Class N                                                                                      1,293
Class Y                                                                                      3,171
--------------------------------------------------------------------------------------------------
Shareholder reports                                                                        158,718
--------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                 48,088
--------------------------------------------------------------------------------------------------
Trustees' compensation                                                                      16,266
--------------------------------------------------------------------------------------------------
Other                                                                                       40,041
                                                                                      ------------
Total expenses                                                                           6,028,131
Less reduction to custodian expenses                                                       (18,965)
Less voluntary waiver of transfer and shareholder servicing agent
fees--Class Y                                                                                 (537)
                                                                                      ------------
Net expenses                                                                             6,008,629

--------------------------------------------------------------------------------------------------
Net Investment Income                                                                   27,843,213

--------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments (including premiums on options exercised)                                    6,330,904
Closing of futures contracts                                                            (4,592,493)
Closing and expiration of option contracts written                                       2,008,237
Foreign currency transactions                                                              (48,805)
                                                                                      ------------
Net realized gain (loss)                                                                 3,697,843

--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:

Investments                                                                            (11,624,911)
Translation of assets and liabilities denominated in foreign currencies                     25,999
                                                                                      ------------
Net change                                                                             (11,598,912)
                                                                                      ------------
Net realized and unrealized gain (loss)                                                 (7,901,069)

--------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                  $ 19,942,144
                                                                                      ============

See accompanying Notes to Financial Statements.

                          27 | OPPENHEIMER BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,                                                                  2001              2000
---------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                                                    $  27,843,213     $  22,539,614
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                            3,697,843       (16,099,577)
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                              (11,598,912)       10,311,300
                                                                                -------------------------------
Net increase (decrease) in net assets resulting from operations                    19,942,144        16,751,337

---------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                           (17,585,602)      (15,456,296)
Class B                                                                            (7,889,070)       (5,548,538)
Class C                                                                            (2,470,735)       (1,505,221)
Class N                                                                               (50,649)             --
Class Y                                                                              (180,125)          (31,117)

---------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:

Class A                                                                            81,188,197       (13,836,138)
Class B                                                                            81,353,784        (9,643,604)
Class C                                                                            33,926,102           548,199
Class N                                                                             2,250,053              --
Class Y                                                                             3,288,451           694,579

---------------------------------------------------------------------------------------------------------------
Net Assets

Total increase (decrease)                                                         193,772,550       (28,026,799)
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                               311,649,731       339,676,530
                                                                                -------------------------------
End of period [including undistributed (overdistributed) net
investment income of $(87,221) and $(35,046), respectively]                     $ 505,422,281     $ 311,649,731
                                                                                ===============================

See accompanying Notes to Financial Statements.

                          28 | OPPENHEIMER BOND FUND

FINANCIAL HIGHLIGHTS

Class A      Year Ended December 31,                      2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                     $9.79        $9.97       $10.86       $10.97       $10.70
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .73/1/       .73          .71          .71          .77
Net realized and unrealized gain (loss)                   (.05)/1/     (.18)        (.89)        (.11)         .27
                                                         ---------------------------------------------------------
Total income (loss)
from investment operations                                 .68          .55         (.18)         .60         1.04
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.73)        (.73)        (.71)        (.71)        (.77)
                                                         ---------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.73)        (.73)        (.71)        (.71)        (.77)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.74        $9.79        $9.97       $10.86       $10.97
                                                         =========================================================

------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/2/                       7.05%        5.80%       (1.65)%       5.61%       10.13%

------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)              $280,132     $202,833     $220,502     $246,668     $190,706
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $237,232     $205,883     $251,190     $217,944     $187,458
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                     7.31%/1/     7.48%        6.88%        6.46%        7.20%
Expenses                                                  1.23%        1.31%        1.24%        1.22%/4/     1.27%/4/
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    162%         255%         238%          67%          51%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                      $ .74
Net realized and unrealized gain (loss)    $(.06)
Net investment income ratio                 7.43%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                          29 | OPPENHEIMER BOND FUND

FINANCIAL HIGHLIGHTS Continued


Class B      Year Ended December 31,                      2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                     $9.79        $9.96       $10.86       $10.97       $10.69
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .65/1/       .66          .63          .62          .69
Net realized and unrealized gain (loss)                   (.05)/1/     (.17)        (.90)        (.10)         .28
                                                         ---------------------------------------------------------
Total income (loss)
from investment operations                                 .60          .49         (.27)         .52          .97
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.66)        (.66)        (.63)        (.63)        (.69)
                                                         ---------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.66)        (.66)        (.63)        (.63)        (.69)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.73        $9.79        $9.96       $10.86       $10.97
                                                         =========================================================

------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/2/                       6.14%        5.11%       (2.48)%       4.81%        9.41%

------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)              $161,998      $83,637      $94,845      $88,061      $48,255
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $118,521      $83,394      $95,285      $64,330      $41,439
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                     6.60%/1/     6.71%        6.13%        5.68%        6.42%
Expenses                                                  1.99%        2.07%        1.99%        1.97%/4/     2.02%/4/
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    162%         255%         238%          67%          51%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                      $ .66
Net realized and unrealized gain (loss)    $(.06)
Net investment income ratio                 6.72%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                          30 | OPPENHEIMER BOND FUND


Class C      Year Ended December 31,                      2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                     $9.80        $9.97       $10.87       $10.98       $10.70
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .65/1/       .66          .63          .62          .69
Net realized and unrealized gain (loss)                   (.05)/1/     (.17)        (.90)        (.10)         .28
                                                         ---------------------------------------------------------
Total income (loss)
from investment operations                                 .60          .49         (.27)         .52          .97
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.66)        (.66)        (.63)        (.63)        (.69)
                                                         ---------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.66)        (.66)        (.63)        (.63)        (.69)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.74        $9.80        $9.97       $10.87       $10.98
                                                         =========================================================

------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/2/                       6.14%        5.11%       (2.47)%       4.81%        9.39%

------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)               $57,049      $24,303      $24,143      $21,796       $9,188
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $36,886      $22,605      $24,218      $15,198       $6,134
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                     6.65%/1/     6.71%        6.13%        5.66%        6.36%
Expenses                                                  1.98%        2.07%        1.99%        1.96%/4/     2.02%/4/
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    162%         255%         238%          67%          51%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                      $ .66
Net realized and unrealized gain (loss)    $(.06)
Net investment income ratio                 6.77%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                          31 | OPPENHEIMER BOND FUND

FINANCIAL HIGHLIGHTS Continued

                                                       Class N                                             Class Y
                                                        Period                                                Year
                                                         Ended                                               Ended
                                                      Dec. 31,                                            Dec. 31,
                                                          2001/1/      2001         2000         1999         1998/2/
------------------------------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period                    $10.02        $9.78        $9.95       $10.86       $10.88
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .61/3/       .76/4/        .85          .76          .49
Net realized and unrealized gain (loss)                   (.29)/3/     (.05)/4/     (.18)        (.91)        (.02)
                                                        ----------------------------------------------------------
Total income (loss) from
investment operations                                      .32          .71          .67         (.15)         .47
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.61)        (.77)        (.84)        (.76)        (.49)
                                                        ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.61)        (.77)        (.84)        (.76)        (.49)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 9.73       $ 9.72        $9.78       $ 9.95       $10.86
                                                        ==========================================================

------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value5                         3.18%        7.30%        7.13%       (1.37)%       4.40%

------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)                $2,176       $4,067         $877         $186           $1
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $  768       $2,286         $340          $31           $1
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:6
Net investment income                                     7.87%/3/     7.85%/4/     7.92%        7.94%        6.84%
Expenses                                                  1.37%        0.94%        0.83%        0.83%        0.74%/7/
Expenses, net of reduction to custodian
expenses and/or voluntary waiver
of transfer agent fees                                     N/A         0.92%         N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    162%         162%         255%         238%          67%

1. For the period from March 1, 2001 (inception of offering) to December 31,
2001.
2. For the period from April 27,1998 (inception of offering) to December 31,
1998.
3. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                      Change less than $0.005 per share
Net realized and unrealized gain (loss)    Change less than $0.005 per share
Net investment income ratio 7.99%

4. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                      $ .77
Net realized and unrealized gain (loss)    $(.06)
Net investment income ratio                 7.97%

5. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
6. Annualized for periods of less than one full year.
7. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                          32 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
1.Significant Accounting Policies

Oppenheimer Bond Fund (the Fund) is a separate fund of Oppenheimer Integrity Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income by investing mainly in debt instruments. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially

                          33 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

-------------------------------------------------------------------------------
1. Significant Accounting Policies Continued fully invested. As of December 31, 2001, the Fund had entered into net outstanding when-issued commitments of $273,484,473.

   In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.

   Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

-------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2001, securities with an aggregate market value of $5,852,675, representing 1.16% of the Fund's net assets, were in default.

-------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

                          34 | OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of December 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring
----------------------------------
2003                  $   748,553
2004                    1,106,500
2007                   10,208,297
2008                   13,887,954
                      ------------
Total                 $25,951,304
                      ============

During the fiscal year ended December 31, 2001, the Fund utilized $4,380,862 of capital loss carryover to offset capital gains realized in the current fiscal year.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, amounts have been reclassified to reflect an increase in paid-in capital of $2,663,544, a decrease in undistributed net investment income of $280,793 and an increase in accumulated net realized loss on investments of $2,944,337. Net assets of the Fund were unaffected by the reclassifications.

                          35 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued


--------------------------------------------------------------------------------
 1.Significant Accounting Policies Continued

 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Noncash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $331,883 decrease to cost of securities and a corresponding $331,883 decrease in net unrealized depreciation, based on securities held as of December 31, 2000. For the year ended December 31, 2001, interest income decreased by $489,625, net realized gain on investments decreased by $220,994, and the change in net unrealized depreciation on investments decreased by $710,619.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                          36 | OPPENHEIMER BOND FUND

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                Year Ended December 31, 2001/1/      Year Ended December 31, 2000
                                    Shares            Amount             Shares            Amount
----------------------------------------------------------------------------------------------------
Class A
Sold                            16,363,435      $163,919,591          5,364,030      $ 52,505,691
Dividends and/or
distributions reinvested         1,295,039        12,926,638          1,143,508        11,181,770
Redeemed                        (9,595,307)      (95,658,032)        (7,922,476)      (77,523,599)
                               ---------------------------------------------------------------------
Net increase (decrease)          8,063,167      $ 81,188,197         (1,414,938)     $(13,836,138)
                               =====================================================================

----------------------------------------------------------------------------------------------------
Class B
Sold                            11,714,972      $117,368,490          2,480,901      $ 24,274,682
Dividends and/or
distributions reinvested           543,150         5,415,992            393,278         3,845,596
Redeemed                        (4,154,269)      (41,430,698)        (3,851,482)      (37,763,882)
                               ---------------------------------------------------------------------
Net increase (decrease)          8,103,853      $ 81,353,784           (977,303)     $ (9,643,604)
                               =====================================================================

----------------------------------------------------------------------------------------------------
Class C
Sold                             4,852,582      $ 48,669,011          1,110,309      $ 10,840,387
Dividends and/or
distributions reinvested           166,771         1,663,973            102,745         1,005,571
Redeemed                        (1,643,106)      (16,406,882)        (1,154,175)      (11,297,759)
                               ---------------------------------------------------------------------
Net increase (decrease)          3,376,247      $ 33,926,102             58,879      $    548,199
                               =====================================================================

----------------------------------------------------------------------------------------------------
Class N
Sold                               232,768      $  2,343,541                 --      $         --
Dividends and/or
distributions reinvested             5,140            50,529                 --                --
Redeemed                           (14,360)         (144,017)                --                --
                               ---------------------------------------------------------------------
Net increase (decrease)            223,548      $  2,250,053                 --      $         --
                               =====================================================================

----------------------------------------------------------------------------------------------------
Class Y
Sold                               376,114      $  3,760,382             99,175      $    970,113
Dividends and/or
distributions reinvested             1,285            12,769                 --                --
Redeemed                           (48,603)         (484,700)           (28,221)         (275,534)
                               ---------------------------------------------------------------------
Net increase (decrease)            328,796      $  3,288,451             70,954      $    694,579
                               =====================================================================


1. For the year ended December 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to December 31, 2001, for Class N shares.

                          37 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued


--------------------------------------------------------------------------------
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were $1,070,280,490 and $868,751,966, respectively.
     As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $791,674,153 was:

           Gross unrealized appreciation              $13,956,275
           Gross unrealized depreciation              (34,624,309)
                                                    -------------
           Net unrealized appreciation               $(20,668,034)
                                                    =============

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended December 31, 2001, was an annualized rate of 0.73%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee. Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of Class Y shares, effective January 1, 2001, and for all other classes, 0.35% per annum, effective October 1, 2001. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

                          38 | OPPENHEIMER BOND FUND

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                       Aggregate         Class A      Concessions      Concessions      Concessions      Concessions
                 Front-End Sales       Front-End       on Class A       on Class B       on Class C       on Class N
                      Charges on   Sales Charges           Shares           Shares           Shares           Shares
                         Class A     Retained by      Advanced by      Advanced by      Advanced by      Advanced by
Year Ended                Shares     Distributor   Distributor/1/   Distributor/1/   Distributor/1/   Distributor/1/
----------------------------------------------------------------------------------------------------------------------
December
31, 2001              $1,391,486        $501,793         $156,331       $2,403,539         $286,901          $20,421


1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.



                  Class A Contingent    Class B Contingent    Class C Contingent    Class N Contingent
                      Deferred Sales        Deferred Sales        Deferred Sales        Deferred Sales
                    Charges Retained      Charges Retained      Charges Retained      Charges Retained
Year Ended            by Distributor        by Distributor        by Distributor        by Distributor
--------------------------------------------------------------------------------------------------------
December
31, 2001                     $26,759              $285,551               $13,163                   $45


The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended December 31, 2001, payments under the Class A plan totaled $582,277, all of which were paid by the Distributor to recipients, and included $110,787 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected

                          39 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

     Distribution fees paid to the Distributor for the year ended December 31, 2001, were as follows:


                                                                               Distributor's
                                                              Distributor's        Aggregate
                                                                  Aggregate     Unreimbursed
                                      Total         Amount     Unreimbursed    Expenses as %
                                   Payments    Retained by         Expenses    of Net Assets
                                 Under Plan    Distributor       Under Plan         of Class
---------------------------------------------------------------------------------------------
Class B Plan                     $1,183,059       $965,705       $5,048,135             3.12%
Class C Plan                        367,964        135,995          939,972             1.65
Class N Plan                          2,413          2,413           44,095             2.03


--------------------------------------------------------------------------------
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

--------------------------------------------------------------------------------
6. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures

                          40 | OPPENHEIMER BOND FUND
contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     As of December 31, 2001, the Fund had outstanding futures contracts as follows:


                                                                                    Unrealized
                            Expiration         Number of     Valuation as of      Appreciation
Contract Description             Dates         Contracts   December 31, 2001    (Depreciation)
------------------------------------------------------------------------------------------------
Contracts to Purchase
U.S. Long Bond                 3/19/02               925         $93,916,406         $(525,978)
U.S. Treasury Nts., 5 yr.      3/19/02               400          42,331,250           293,750
U.S. Treasury Nts., 10 yr.     3/19/02               201          21,133,266           322,218
                                                                                     -----------
                                                                                     $  89,990
                                                                                     ===========


--------------------------------------------------------------------------------
7. Option Activity

     The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments.

                          41 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
7. Option Activity Continued

     Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

     Written option activity for the year ended December 31, 2001, was as follows:


                                                    Call Options                            Put Options
                              ----------------------------------------------------------------------------
                              Principal (000s)/                      Principal (000s)/
                                      Number of        Amount of             Number of        Amount of
                                      Contracts         Premiums             Contracts         Premiums
----------------------------------------------------------------------------------------------------------
Options outstanding as of
December 31, 2000                            --      $        --                   --       $        --
Options written                         136,601        2,230,802                5,544         1,794,999
Options closed or expired              (136,201)      (2,095,302)              (4,594)       (1,625,843)
Options exercised                          (400)        (135,500)                (950)         (169,156)
                              ----------------------------------------------------------------------------
Options outstanding as of
December 31, 2001                            --      $        --                   --       $        --
                              ============================================================================


--------------------------------------------------------------------------------
8. Illiquid or Restricted Securities

As of December 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2001, was $39,002,135, which represents 7.72% of the Fund's net assets, of which $1,214 is considered restricted. Information concerning restricted securities is as follows:


                                                                                               Unrealized
                                            Acquisition                 Valuation as of      Appreciation
Security                                          Dates        Cost    December 31, 2001    (Depreciation)
-----------------------------------------------------------------------------------------------------------
Stocks and/or Warrants
Geotek Communications, Inc.,
Series B (Escrowed)                              1/4/01      $  100              $   --            $(100)
Real Time Data Co. Wts., Exp. 5/31/04           6/30/99       1,214               1,214               --


                          42 | OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
9. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended or at December 31, 2001.

                          43 | OPPENHEIMER BOND FUND

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer Bond Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Bond Fund, including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Bond Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP


Denver, Colorado
January 23, 2002

                          44 | OPPENHEIMER BOND FUND

FEDERAL INCOME TAX INFORMATION Unaudited


In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the year ended December 31, 2001, are eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                          45 | OPPENHEIMER BOND FUND

OFFICERS AND TRUSTEES


-------------------------------------------------------------------------------------------------------
                              James C. Swain, Trustee, CEO and Chairman of the Board of Trustees
                              John V. Murphy, Trustee and President
                              William L. Armstrong, Trustee
                              Robert G. Avis, Trustee
                              George C. Bowen, Trustee
                              Edward L. Cameron, Trustee
                              Jon S. Fossel, Trustee
                              Sam Freedman, Trustee
                              C. Howard Kast, Trustee
                              Robert M. Kirchner, Trustee
                              F. William Marshall, Jr., Trustee
                              David P. Negri, Vice President
                              John S. Kowalik, Vice President
                              Robert G. Zack, Vice President and Secretary
                              Brian W. Wixted, Treasurer
                              Robert J. Bishop, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer
                              Katherine P. Feld, Assistant Secretary
                              Kathleen T. Ives, Assistant Secretary
                              Denis R. Molleur, Assistant Secretary

Name, Address,/1/ Age,
Position(s) Held with
Fund and Length               Principal Occupation(s) During Past Five Years and Other
of Time Served/2/             Trusteeships Held by Trustee
-------------------------------------------------------------------------------------------------------
James C. Swain, Age: 68       Formerly Vice Chairman of the Manager (September 1988-January 2, 2002);
Chairman, Chief Executive     President and a director of Centennial Asset Management Corporation,
Officer and Trustee           a wholly owned subsidiary of the Manager and Chairman of the Board of
(since 1988)                  Shareholder Services, Inc., a transfer agent subsidiary of the Manager.

John V. Murphy,/3/ Age: 52    Chairman, Chief Executive Officer and Director (since June 30, 2001) and
President and Trustee         President (since September 2000) of OppenheimerFunds, Inc. (the
(since 2001)                  "Manager"); President and a trustee of other Oppenheimer funds;
                              President and a director (since July 2001) of Oppenheimer Acquisition
                              Corp., the Manager's parent holding company, and of Oppenheimer
                              Partnership Holdings, Inc., a holding company subsidiary of the
                              Manager; Chairman and a director (since July 2001) of Shareholder
                              Services, Inc. and of Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager; President and a director (since
                              July 2001) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of the following investment advisory subsidiaries of the Manager: OAM Institutional,
                              Inc. and Centennial Asset Management Corporation (since November
                              2001), HarbourView Asset Management Corporation (since November
                              2001) and OFI Private Investments Inc. (since July 2001); President
                              (since November 2001) and a director (since July 2001) of Oppenheimer
                              Real Asset Management, Inc., an investment advisor subsidiary of the Manager; a director (since November 2001) of Trinity Investment
                              Management Corp. and (since October 2001) Tremont Advisers, Inc., investment advisory affiliates of the Manager.

                                Executive Vice President (since February 1997) of Massachusetts
                              Mutual Life Insurance Company, the Manager's parent company;
                              a director (since



                          46 | OPPENHEIMER BOND FUND

                                        June 1995) of DBL Acquisition
                                        Corporation; formerly Chief Operating
                                        Officer (September 2000-June 2001) of
                                        the Manager; President and trustee
                                        (November 1999-November 2001) of MML
                                        Series Investment Fund and MassMutual
                                        Institutional Funds, open-end investment companies; a director (September 1999-August 2000) of C.M. Life Insurance Company; President, Chief Executive Officer and director (September 1999-August 2000) of MML Bay State Life Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank, wholly owned subsidiary of Emerald Isle Bancorp; Executive Vice President, Director and Chief Operating Officer (June
                                        1995-January 1997) of David L. Babson &
                                        Co., Inc., an investment advisor; Chief
                                        Operating Officer (March 1993-December
                                        1996) of Concert Capital Management,
                                        Inc., an investment advisor.

William L.Armstrong, Age: 64,           Chairman of the following private
Trustee (since 1999)                    mortgage banking companies: Cherry Creek
                                        Mortgage Company (since 1991),
                                        Centennial State Mortgage Company (since
                                        1994), The El Paso Mortgage Company
                                        (since 1993), Transland Financial
                                        Services, Inc. (since 1997); Chairman of the following private companies: Great
                                        Frontier Insurance (insurance agency)
                                        (since 1995) and Ambassador Media
                                        Corporation (since 1984); Director of
                                        the following public companies: Storage
                                        Technology Corporation (computer
                                        equipment company) (since 1991),
                                        Helmerich & Payne, Inc. (oil and gas
                                        drilling/production company) (since
                                        1992), UNUMProvident (insurance company)
                                        (since 1991). Formerly Director of
                                        International Family Entertainment
                                        (television channel) (1992-1997) and
                                        Natec Resources, Inc. (air pollution
                                        control equipment and services company)
                                        (1991-1995), Frontier Real Estate, Inc.
                                        (residential real estate brokerage)
                                        (1994-1999), and Frontier Title (title
                                        insurance agency) (1995-June 1999);
                                        formerly U.S. Senator (January 1979-
                                        January 1991).

Robert G. Avis, Age: 70                 Formerly (until February 2001) Director
Trustee (since 1993)                    and President of A.G. Edwards Capital,
                                        Inc. (General Partner of private equity
                                        funds), formerly (until March 2000)
                                        Chairman, President and Chief Executive
                                        Officer of A.G. Edwards Capital, Inc.;
                                        formerly (until March 1999) Vice
                                        Chairman and Director of A.G. Edwards,
                                        Inc. and Vice Chairman of A.G. Edwards &
                                        Sons, Inc. (its brokerage company
                                        subsidiary); (until March 1999) Chairman of A.G. Edwards Trust Company and A.G.E.
                                        Asset Management (investment advisor).

George C. Bowen, Age: 65                Formerly (until April 1999) Mr. Bowen
Trustee (since 1998)                    held the following positions: Senior
                                        Vice President (from September 1987) and
                                        Treasurer (from March 1985) of the
                                        Manager; Vice President (from June 1983) and Treasurer (since March 1985) of
                                        OppenheimerFunds, Distributor, Inc., a
                                        subsidiary of the Manager and the Fund's
                                        Distributor; Senior Vice President
                                        (since February 1992), Treasurer (since
                                        July 1991) Assistant Secretary and a
                                        director (since December 1991) of
                                        Centennial Asset Management Corporation;
                                        Vice President (since October 1989) and
                                        Treasurer (since April 1986) of
                                        HarbourView Asset Management
                                        Corporation; President, Treasurer and a
                                        director of Centennial Capital
                                        Corporation (since June 1989); Vice
                                        President and Treasurer (since August
                                        1978) and Secretary (since April 1981)
                                        of Shareholder Services, Inc.; Vice
                                        President, Treasurer and Secretary of
                                        Shareholder Financial Services, Inc.
                                        (since November 1989); Assistant
                                        Treasurer of Oppenheimer Acquisition
                                        Corp. (since March 1998); Treasurer

                          47 | OPPENHEIMER BOND FUND

OFFICERS AND TRUSTEES Continued

Name, Address/1/, Age,
Position(s) Held with
Fund and Length                         Principal Occupation(s) During Past 5
of Time Served/2/                       Years and Other Trusteeships Held by
                                        Trustee
--------------------------------------------------------------------------------
                                        of Oppenheimer Partnership Holdings,
                                        Inc. (since November 1989); Vice
                                        President and Treasurer of Oppenheimer
                                        Real Asset Management, Inc. (since July
                                        1996); Treasurer of OppenheimerFunds
                                        International Ltd. and Oppenheimer
                                        Millennium Funds plc (since October
                                        1997).

Edward L. Cameron,                      Formerly (1974-1999) a partner with
Age: 63, Trustee (since 1999)           PricewaterhouseCoopers LLP (an
                                        accounting firm) and Chairman, Price
                                        Waterhouse LLP Global Investment
                                        Management Industry Services Group
                                        (1994-1998).

Jon S. Fossel, Age: 59                  Formerly (until October 1996) Chairman
Trustee (since 1990)                    and a director of the Manager; President
                                        and a director of Oppenheimer
                                        Acquisition Corp., Shareholder Services,
                                        Inc. and Shareholder Financial Services,
                                        Inc.

Sam Freedman, Age: 61                   Formerly (until October 1994) Chairman
Trustee (since 1996)                    and Chief Executive Officer of
                                        OppenheimerFunds Services; Chairman,
                                        Chief Executive Officer and a director
                                        of Shareholder Services; Inc., Chairman,
                                        Chief Executive Officer and director of
                                        Shareholder Financial Services, Inc.;
                                        Vice President and Director of
                                        Oppenheimer Acquisition Corp. and a
                                        director of OppenheimerFunds, Inc.

C. Howard Kast, Age: 80                 Formerly Managing Partner of Deloitte,
Trustee (since 1988)                    Haskins & Sells (an accounting firm).

Robert M. Kirchner,                     President of The Kirchner Company
Age: 80, Trustee (since 1988)           (management consultants).

F. William Marshall, Jr.,               Formerly (until 1999) Chairman of SIS &
Age: 59, Trustee (since 2000)           Family Bank, F.S.B. (formerly SIS Bank);
                                        President, Chief Executive Officer and
                                        Director of SIS Bankcorp., Inc. and SIS
                                        Bank (formerly Springfield Institution
                                        for Savings) (1993-1999); Executive Vice
                                        President (until 1999) of Peoples
                                        Heritage Financial Group, Inc.; Chairman and Chief Executive Office of Bank of
                                        Ireland First Holdings, Inc. and First
                                        New Hampshire Banks (1990-1993); Trustee
                                        (since 1996) of MassMutual Institutional
                                        Funds and of MML Series Investment Fund
                                        (open-end investment companies).

--------------------------------------------------------------------------------
David P. Negri, Age: 47                 Senior Vice President of the Manager
Vice President (since 1995)             (since May 1998) and of HarbourView
                                        Asset Management Corporation (since
                                        April 1999); an officer and portfolio
                                        manager of other Oppenheimer funds;
                                        formerly Vice President of the Manager
                                        (July 1988-May 1998).

John S. Kowalik, Age: 44                Senior Vice President of the Manager
Vice President (since 1998)             (since July 1998) and of HarbourView
                                        Asset Management Corporation (since
                                        April 2000); an officer and portfolio
                                        manager of other Oppenheimer funds;
                                        formerly Managing Director and Senior
                                        Portfolio Manager at Prudential Global
                                        Advisors (June 1989-June 1998).

Robert G. Zack, Age: 53                 Senior Vice President (since May 1985)
Vice President &                        and Acting General Counsel (since
Secretary (since 2001)                  November 2001) of the Manager; Assistant
                                        Secretary of Shareholder Services, Inc.
                                        (since May 1985), Shareholder Financial
                                        Services, Inc. (since

                          48 | OPPENHEIMER BOND FUND

                                        November 1989); OppenheimerFunds
                                        International Ltd. and Oppenheimer
                                        Millennium Fund plc (since October
                                        1997); an officer of other Oppenheimer
                                        funds. Formerly Associate General
                                        Counsel (May 1981-November 2001).

Brian W. Wixted, Age: 42                Senior Vice President and Treasurer
Treasurer (since 1999)                  (since March 1999) of the Manager;
                                        Treasurer (since March 1999) of
                                        HarbourView Asset Management
                                        Corporation, Shareholder Services, Inc.,
                                        Oppenheimer Real Asset Management
                                        Corporation, Shareholder Financial
                                        Services, Inc. and Oppenheimer
                                        Partnership Holdings, Inc., of OFI
                                        Private Investments Inc. (since March
                                        2000) and of OppenheimerFunds
                                        International Ltd. and Oppenheimer
                                        Millennium Funds plc (since May 2000);
                                        Treasurer and Chief Financial Officer
                                        (since May 2000) of Oppenheimer Trust
                                        Company; Assistant Treasurer (since
                                        March 1999) of Oppenheimer Acquisition
                                        Corp.; an officer of other Oppenheimer
                                        funds; formerly Principal and Chief
                                        Operating Officer, Bankers Trust
                                        Company--Mutual Fund Services Division
                                        (March 1995-March 1999); Vice President
                                        and Chief Financial Officer of CS First
                                        Boston Investment Management Corp.
                                        (September 1991-March 1995).

Robert J. Bishop, Age: 43               Vice President of the Manager/Mutual
Assistant Treasurer (since 1996)        Fund Accounting (since May 1996); an
                                        officer of other Oppenheimer funds;
                                        formerly an assistant vice president of
                                        the Manager/Mutual Fund Accounting
                                        (April 1994-May 1996) and a fund
                                        controller of the Manager.

Scott T. Farrar, Age: 36                Vice President of the Manager/Mutual
Assistant Treasurer                     Fund Accounting (since May 1996);
(since 1996)                            Assistant Treasurer of Oppenheimer
                                        Millennium Funds plc (since October
                                        1997); an officer of other Oppenheimer
                                        Funds; formerly an assistant vice
                                        president of the Manager/Mutual Fund
                                        Accounting (April 1994-May 1996), and a
                                        fund controller of the Manager.

Katherine P. Feld, Age: 43              Vice President and Senior Counsel of the
Assistant Secretary                     Manager (since July 1999); Vice
(since 2001)                            President of OppenheimerFunds
                                        Distributor, Inc. (since June 1990); an
                                        officer of other Oppenheimer funds;
                                        formerly a vice president and associate
                                        counsel of the Manager (June 1990-July
                                        1999).

Kathleen T. Ives, Age: 36               Vice President and Assistant Counsel of
Assistant Secretary                     the Manager (since June 1998); an
(since 2001)                            officer of other Oppenheimer funds;
                                        formerly an assistant vice president and assistant counsel of the Manager (August
                                        1994-August 1997).

Denis R. Molleur, Age: 44               Vice President and Senior Counsel of the
Assistant Secretary                     Manager (since July 1999); an officer of
(since 2001)                            other Oppenheimer funds; formerly a vice
                                        president and associate counsel of the
                                        Manager (September 1991-July 1999).

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request. Each Trustee is a Trustee, Director or Managing General Partner of 41 other portfolios in the Oppenheimer Fund complex, except as follows: Messrs. Armstrong and Fossel (40 portfolios), Messrs. Bowen, Cameron and Marshall (36 portfolios) and Mr. Murphy (62 portfolios).

1. The address of each Trustee and Officer is 6803 S. Tucson Way, Englewood, Colorado 80112-3924, except the address for the following officers is 498 Seventh Avenue, New York, NY 10018: Messrs. Murphy, Negri, Kowalik, Zack and Molleur, and Ms. Feld.
2. Each Trustee and Officer serves for an indefinite term, until his or her resignation, removal or death.
3. John V. Murphy is an "interested person" of the Fund (as defined in the Investment Company Act of 1940), by virtue of his positions as an officer and director of the Fund's Manager, and as a shareholder of its parent company.

                          49 | OPPENHEIMER BOND FUND

OPPENHEIMER BOND FUND

A Series of Oppenheimer Integrity Funds
--------------------------------------------------------------------------------
Investment Advisor                OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor                       OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer and Shareholder          OppenheimerFunds Services
Servicing Agent

--------------------------------------------------------------------------------
Custodian of                      The Bank of New York
Portfolio Securities

--------------------------------------------------------------------------------
Independent Auditors              Deloitte & Touche LLP

--------------------------------------------------------------------------------
Legal Counsel                     Myer, Swanson, Adams & Wolf, P.C.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 498 Seventh Avenue, New York, NY 10018
(C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

                          50 | OPPENHEIMER BOND FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance./1/ So call us today, or visit our website--we're here to help.

Internet

24-hr access to account information and transactions/2/
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink/2/
24-hr automated information and automated transactions
1.800.CALLOPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET 1.800.843.4461
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDocs Direct
Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com.
--------------------------------------------------------------------------------
Ticker Symbols Class A: OPIGX  Class B: OIGBX  Class C: OPBCX  Class N: OPBNX
               Class Y: OPBYX


1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


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